Exhibit 10.73
*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
MASTER MANUFACTURING AGREEMENT
     This MASTER MANUFACTURING AGREEMENT (the “Agreement”) effective as of March 20, 2008 (the “Effective Date”) is by and between Medicis Global Services Corporation, a Delaware corporation, having offices at 8125 North Hayden Road, Scottsdale, AZ, 85258 (hereinafter “Medicis”), and WellSpring Pharmaceutical Canada Corp., having offices at 400 Iroquois Shore Road, Oakville, ON L6H 1M5, Canada (hereinafter “Supplier”). Medicis and Supplier are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”
RECITALS
     WHEREAS, Supplier is in the business of providing contract manufacturing, supply, packaging and other related services; and
     WHEREAS, Medicis desires to utilize the contract manufacturing, supply, packaging or other related services of Supplier from time to time pursuant to the terms and conditions of this Agreement, and Supplier desires to provide such services to Medicis in accordance with the terms and conditions of this Agreement.
     NOW THEREFORE, in consideration of the above premises and subject to the terms and conditions stated herein, the Parties agree as follows:
ARTICLE 1
INTERPRETATION
1.1 Definitions. Capitalized terms used in this Agreement shall have the meanings ascribed to them in Schedule 1.1 (Definitions) or in the context in which they are used and herein. All defined terms include the plural as well as the singular.
1.2 Sections and Headings. The division of this Agreement into Articles, Sections, subsections and Schedules and the insertion of headings are for convenience of reference only and shall not affect the interpretation of this Agreement. Unless otherwise indicated, any reference in this Agreement to a Section or Schedule refers to the specified Section or Schedule to this Agreement. In this Agreement, the terms “this Agreement,” “hereof,” “herein,” “hereunder” and similar expressions refer to this Agreement, inclusive of all Schedules, Exhibits and other documents incorporated by reference, and not to any particular part, Section, Schedule or the provision hereof.
1.3 Conflicts in Interpretation. In the event of any conflict between the terms and conditions of the Agreement, the Quality Agreement and the applicable Product Exhibit, unless otherwise expressly stated, the following shall be the order of precedence: (a) Agreement; (b) Quality Agreement; and (c) Product Exhibit, except for all matters pertaining to, or governed by, GMPs, the provisions of the Quality Agreement will prevail.
ARTICLE 2
MANUFACTURE AND SUPPLY OF PRODUCTS
2.1 Manufacture.
(a) Supplier shall Manufacture and sell to Medicis the Product in accordance with the terms and conditions of this Agreement, the Quality Agreement and the applicable Product Exhibit. Medicis or its Affiliates shall have the right to: (i) license to a Third Party the right to distribute, sell or market Product; and (ii) order Product under this Agreement for the benefit of such Third Party. In such an event, Supplier shall fulfill such orders in accordance with the terms and conditions of this Agreement, the Quality Agreement and the applicable Product Exhibit.
Medicis / Wellspring — Master Manufacturing Agreement

(b) Supplier shall not Manufacture a Product, or any portion of a Product, in any facility other than the Facility without Medicis prior written approval. Supplier shall not make any material change to the manufacturing equipment or manufacturing process of the Products without Medicis’s prior written approval. The Product shall not contain reworked or reprocessed materials without Medicis’s prior written approval. Any rework process shall be approved in the applicable NDA.
2.2 Product and Product Exhibits. Each Product Exhibit will include the following, if applicable: (a) description of the Services; (b) description of the start and completion dates for the Services and any other interim milestones; (c) description of the Medicis-Supplied Material and the Medicis-Supplied Material Specifications; (d) Minimum Yield for the Product; (e) NDA for the Product, if applicable; (f) Price for the Product; (g) Specifications for the Product; and (h) minimum batch size to be ordered for each Product as set forth in the applicable Product Exhibit. Each Product Exhibit will be in the form set forth as Exhibit A.
2.3 Components. Unless otherwise set forth in a Product Exhibit, at Supplier’s expense, Supplier shall: (a) provide all Components; and (b) test and verify that all Components meet the Specifications.
2.4 Medicis-Supplied Material.
2.4.1 Delivery. At Medicis’s sole cost and expense, Medicis shall use its commercially reasonable efforts to deliver the Medicis-Supplied Material to Supplier in the quantities sufficient to meet Medicis’s forecasted requirements. Supplier shall use the Medicis-Supplied Material only to perform the Services.
2.4.2 Damage/Discrepancies. Within five (5) Business Days following Supplier’s receipt of the Medicis-Supplied Material, Supplier shall inform Medicis of any damage to the Medicis-Supplied Material received that is visually obvious (e.g., damaged or punctured containers) and/or discrepancies in quantity received. Supplier will perform an analytical testing on the Medicis-Supplied Material in accordance with the Quality Agreement, informing Medicis within *** of any failure to conform to the Specifications of the Medicis-Supplied Material. In the event such deficiency in the Medicis-Supplied Material causes Supplier to fail to meet its obligations under this Agreement, Supplier shall be excused from performance to the extent Supplier did not cause such deficiency and such deficiency adversely affects Supplier’s performance under this Agreement.
2.4.3 Risk of Loss. Risk of loss, damage, or contamination of the Medicis-Supplied Material shall pass to Supplier upon delivery. If any Medicis-Supplied Material, non-processing losses, work in process or Product is destroyed, damaged or lost while risk of loss lies with Supplier, Supplier shall reimburse Medicis for the amount of such lost, destroyed or damaged Medicis-Supplied Material at the Reimbursement Value. Supplier shall reimburse Medicis within *** after determining the root cause for the loss or, at Medicis’s option, Medicis shall set off the Reimbursement Value against invoices that Medicis owes Supplier, or against future invoices related to the Product. If Medicis receives the Reimbursement Value from Supplier, then such destroyed, damaged or lost Medicis-Supplied Material shall not be included in the calculation of Yield.
2.4.4 Title. Medicis shall at all times retain title to the Medicis-Supplied Material. Supplier shall keep Medicis’s title to all Medicis-Supplied Material free and clear of all liens and encumbrances and, if Supplier fails to keep Medicis’s title to all Medicis-Supplied Material free and clear of all liens and encumbrances, then Supplier shall pay all costs associated with securing the release of any such liens and encumbrances and shall indemnify Medicis for all Claims incurred by Medicis as a result of Supplier’s breach of this Section. If requested by Medicis, the Parties agree to discuss in good faith entering into a mutually acceptable consignment agreement (or similar document) with respect to Medicis-Supplied Material delivered to Supplier by Medicis or its supplier.
Medicis / Wellspring — Master Manufacturing Agreement

2.4.5 Inventory Report of Medicis-Supplied Material. Within five (5) Business Days following the end of each calendar month, Supplier shall inform Medicis in writing of the quantities of Medicis-Supplied Material remaining in Supplier’s Inventory.
2.5 Packaging, Labeling and Lot Numbers/Expiration Dates.
(a) Supplier shall include Labeling on or with the Product only as specified by Medicis and with the prior written approval of Medicis. At any time, in its sole discretion and with prior written notice to Supplier, Medicis shall have the right to make changes to the Labeling for the Products, which changes Medicis shall submit to all applicable governmental agencies and other Third Parties responsible for the approval of the Products, if required. Supplier’s name shall not appear on the Labeling or Products unless required by a governmental agency or other Applicable Laws.
(b) Supplier shall arrange and implement the imprinting of lot numbers and expiration dates for each Product shipped. Such lot numbers and expiration dates shall be affixed on the Products and on the shipping carton of each Product as required by cGMPs.
2.6 Special Equipment. Supplier shall purchase any non-standard or special equipment, including without limitation instrumentation or process equipment, required for the performance of Services (“Special Equipment”) only with Medicis’s prior written approval. The Price or Fees, as applicable, shall include Special Equipment unless the Parties agree in writing that Medicis shall reimburse Supplier for the Special Equipment, in which case such reimbursement shall be made only on a pass-through basis. Title to Special Equipment shall remain vested in Supplier until it is assigned to Medicis except in the case where Special Equipment is purchased directly in Medicis’s name. In addition, Medicis shall have the right to have title to any Special Equipment purchased hereunder in the name of Medicis. Risk of damage or loss to Special Equipment shall remain with Supplier for as long as Supplier possesses the Special Equipment. Upon expiration and non-renewal or termination of the applicable Services or as otherwise requested by Medicis, Supplier shall assign the ownership of Special Equipment to Medicis pursuant to a bill of sale transferring title free of any liens or encumbrances. If applicable, all Special Equipment transferred to Medicis shall include the original manufacturer’s warranty, to the extent it is assignable to Medicis. Supplier shall not purchase Special Equipment with warranties or maintenance programs that are not assignable to Medicis without Medicis’s prior written consent.
2.7 Supplier Relationship Team. Within a reasonable period of time following the Effective Date, Supplier and Medicis shall form a team to address issues and oversee the relationship between Medicis and Supplier with at least one (1) representative from each Party (“Supplier Relationship Team”). Both Parties shall cooperate to identify for the Supplier Relationship Team and, with both Parties approval, pursue projects that will improve the manufacturing processes and reduce the costs for Product. The Parties shall share any cost savings to the Manufacture of Product realized as a result of the work of the Supplier Relationship Team and the applicable Price shall be adjusted accordingly to reflect such cost savings and sharing. Upon mutual written consent of the Parties, the Parties may invite, at their own expense, internal or external consultants to advise the Supplier Relationship Team. Any and all such external consultants shall execute a confidentiality agreement in a form mutually acceptable to the Parties.
2.8 Subcontracting. Supplier shall not utilize any subcontractors (including any Affiliate of Supplier) to provide any part of the Services without the prior written approval of Medicis.
2.9 Medicis Responsibilities. References to Medicis’s responsibilities in this Agreement or any Product Exhibit (other than Medicis’s promise to pay for the Services), are intended solely for purposes of identifying what is not Supplier’s responsibility and will not under any circumstance constitute grounds for a claim that Medicis has breached this Agreement.
2.10 Consents and Approvals. For the avoidance of doubt, all actions requiring the approval or consent of a Party under this Agreement must be approved or consented to in writing.
Medicis / Wellspring — Master Manufacturing Agreement

ARTICLE 3
ORDERS, DELIVERY AND CAPACITY
3.1 Forecast. Prior to the end of each calendar month, Medicis shall provide to Supplier a forecast of the estimated quantities of the Product for the immediately succeeding *** (the “Forecast”). Medicis shall purchase the quantity of Product identified in the Forecast for the *** (“Firm Order”). The quantity of Product for the *** of the Forecast shall be considered non-binding. If requested by Medicis, Supplier shall exercise commercially reasonable efforts to deliver at least *** of the quantity of Product in the applicable Forecast. Except as set forth in this Agreement or the applicable Product Exhibit, Medicis makes no guarantee with respect to the quantity of Product that may be purchased from Supplier by Medicis or its Affiliates.
3.2 Written Orders. Each Firm Order shall specify Medicis’s purchase order number, quantities, monthly delivery schedule and any other elements necessary to ensure the timely production and delivery of the Products. Medicis shall have the right to postpone the delivery dates for Products ordered for delivery during the *** of such Firm Order if a request is made prior to the *** following the *** of such Firm Order. If Medicis postpones delivery of Firm Orders, at the end of *** following the original delivery date, Medicis will ***. Medicis shall receive a credit from Supplier for any such Inventory subsequently used in the production of Products. Upon mutual written agreement, the Parties may decrease the quantities for the *** of such Firm Order.
3.3 Batch Acceptance/Release.
(a) The Products to be Manufactured by Supplier may only be ordered in the minimum batch sizes set forth in the Product Exhibit, except that, if applicable, Medicis may designate split batch filling, provided that the Parties shall have agreed in advance to any increased cost of split batch filling.
(b) Supplier shall perform all applicable in-process testing in accordance with the Specifications using validated methods prior to releasing Product to Medicis. No less than five (5) Business Days prior to the requested shipment date in the applicable Firm Order, Supplier shall provide Medicis, for Medicis’s written approval for final release, a batch release document package consisting of: (i) copies of Labeling; (ii) applicable sections of batch records or upon Medicis’s request a complete copy of the batch record; (iii) a copy of all deviations/investigations, if any; (iv) a certificate of analysis; and (v) a certificate of conformance provided by Supplier’s quality control manager attesting to the fact that the Products have been Manufactured in accordance with the Specifications and Manufacturing Requirements (collectively, “Release Information”).
(c) Medicis shall have *** after receipt of the Release Information to notify Supplier in writing whether it agrees that the Product can be released for shipment. In the event of a denial, Medicis shall send to Supplier a Deficiency Notice as set forth in Section 3.4 below. Within *** after receiving Medicis’s written release to ship, Supplier shall ship the Product to Medicis, or to any other destination designated by Medicis. Shipment by Supplier shall be ***.
3.4 Non-Conforming Orders.
3.4.1 Notification. Medicis shall send to Supplier any Deficiency Notice within *** after receipt of the Product. In the event a Defect in the Product could not reasonably be discovered within this *** period (“Latent Defect”), Medicis shall have the right to reject such Product within *** after discovering the Latent Defect. Except as set out in this Section 3.4 and Section 4.9 (Product Returns) and 4.10 (Product Recalls), ***. Upon receipt of a Deficiency Notice, Supplier shall have *** to notify Medicis in writing as to whether it agrees that the subject Product deviates from the Specifications. If Medicis and Supplier fail to agree within *** following Supplier’s notice to Medicis, the Parties shall resolve the dispute pursuant to Section 3.4.3. Supplier shall, at its sole cost and expense: (a) use commercially reasonable efforts to replace the rejected Product with Product that is not Defective as soon as reasonably practicable, but in no event longer than *** of completion of the investigation of the Defect contingent upon receipt of all Medicis-Supplied Material; (b) ship such replacement Product in accordance with Section 3.3(c); and (c) reimburse to Medicis the Reimbursement Value the Medicis-Supplied Material incorporated into the
Medicis / Wellspring — Master Manufacturing Agreement

Defective Product. If both Parties decide that the Product cannot be reworked or used, Supplier shall arrange, at its sole cost and expense, for all such Defective Product to be picked up and destroyed in accordance with all Applicable Laws and deliver to Medicis a certificate of destruction signed by an authorized representative of Supplier. Subject to the provisions of this Section, Medicis has the right to reject and return, at the expense of Supplier and for full credit, any portion of any shipment which deviates from the Specifications, without invalidating the remainder of the order.
3.4.2 Shortages. If the Yield for any batch of Product is less than *** of the batch size as set out in any Firm Order (“Acceptable Yield”), then Supplier shall reimburse Medicis for the Medicis-Supplied Material theoretically contained in the shortfall. The amount of Medicis-Supplied Materials theoretically contained in the Shortfall shall be calculated in accordance with the master batch record for such Product. Supplier shall reimburse Medicis for the Medicis-Supplied Materials at Medicis’s actual replacement cost at the time of replacement of the Medicis-Supplied Material (“Medicis-Supplied Material Reimbursement Value”). Upon the written request of Supplier, Medicis shall support the Medicis-Supplied Material Reimbursement Value by providing such documentation that Medicis has in its possession or reasonable control. Notwithstanding the foregoing, Medicis, in its discretion, shall have the right to use the Medicis-Supplied Material Reimbursement Value to set-off against future orders or any other undisputed fees or costs owed to the Supplier. To allow the Supplier to establish a consistent yield track record, the requirement to reimburse the Medicis-Supplied Material Reimbursement Value will not apply for registration batches or for the *** including the validation batches on a Product strength by Product strength basis.
3.4.3 Third-Party Testing. In the event Supplier does not agree with Medicis’s determination that the Product is Defective, the Parties shall attempt, in good faith, to resolve such dispute. If Medicis and Supplier cannot resolve such dispute, an independent laboratory that is acceptable to both Parties shall be asked to test the Product in dispute (“Disputed Product”). To the extent such laboratory finds that the Disputed Product is not Defective, Medicis shall pay the fees of such laboratory related to such testing and shall promptly pay for the Disputed Product. To the extent that such laboratory finds that the Disputed Product is Defective, Supplier shall pay the fees of such laboratory related to such testing.
3.5 Capacity.
(a) At all times during the Term of this Agreement, Supplier shall have sufficient capacity to meet Medicis’s requirements with respect to the Products. To the extent necessary to manufacture the Products, Supplier shall notify Medicis in writing of any additional costs of dedicated equipment or space. If Medicis approves of such costs, Medicis shall have the right to reimburse Supplier for such costs; provided that if Medicis reimburses Supplier for such costs, then upon the expiration and non-renewal or termination of this Agreement for any reason, at Medicis’s request, Supplier shall assign, convey, transfer and deliver such equipment to a facility of Medicis or its designee.
(b) During the Term, Supplier shall be responsible for supplying qualification documentation for inclusion in any applicable regulatory filings in the United States for any Product manufactured by Supplier under this Agreement and for the regulatory submission and approval of the Facility. Supplier shall maintain the applicable Facility in a production capable and ready state throughout the Term of this Agreement.
(c) Within *** following receipt of a Forecast, Supplier shall confirm to Medicis in writing in a form similar in form and substance to Exhibit C that it has the manufacturing capacity to deliver the forecasted volumes.
ARTICLE 4
QUALITY CONTROL AND COMPLIANCE
4.1 Quality Agreement. The Quality Agreement shall be agreed upon by the Parties prior to initiation of the process validation batches and attached as Exhibit B to this Agreement.
Medicis / Wellspring — Master Manufacturing Agreement

4.2 Quality Control and Assurance.
(a)	Supplier shall perform the Services and perform quality assurance and quality control testing in accordance with: (i) the applicable NDA and/or regulatory approval including, without limitation, the detailed chemistry manufacturing control section thereof; (ii) the applicable Specifications; (iii) the cGMPs; (iv) all other Applicable Laws; and (v) the mutually approved batch record.

(b)	Supplier shall ensure the Products delivered under this Agreement will not be adulterated or misbranded by Supplier under the Federal Food, Drug and Cosmetic Act (“Act”), or under any other Applicable Laws.

(c)	Supplier shall perform such quality control and quality assurance testing as is reasonably required to ensure that the Products comply with all of the Manufacturing Requirements.
4.3 Product Change.
4.3.1 Change Control. Supplier and Medicis shall have formal procedures to document all changes relating to a Product, including changes that: (a) impact the regulatory approvals for the Product; (b) may affect the quality, purity, safety, identity or strength of the Medicis-Supplied Material or the Product; or (c) may require re-validation of any part of the Services or Manufacturing process. All proposed changes shall be communicated in writing and are subject to Medicis’s prior written approval.
4.3.2 Change in Specifications.
(a) Medicis shall have the right upon written notice to Supplier to request Supplier to institute a change in the Specifications for a Product. Supplier shall respond in writing within *** whether Supplier is capable of instituting the change in the Specifications requested by Medicis, the time frame necessary to implement that change, and what effect, if any, Supplier believes such change will have on the Price for such Product.
(b) If Supplier indicates that it is not capable of implementing such change and the change is required by a governmental agency or Applicable Law, the inability of Supplier shall be deemed a Force Majeure. If Supplier indicates it is capable of implementing such change, the Parties shall in good faith agree on the date for implementation of the change and what increase or decrease, if any, in the applicable Price.
4.4 Validation and Testing.
(a) Medicis shall review and approve in writing all validation protocols, results and reports of the validation activities relating to the Product.
(b) Supplier shall test the integrity of the packaging for the Product in accordance with protocols approved by Medicis. Such test will be at Medicis’s cost and expense for validation batches, and at Supplier’s cost and expense for batches for commercial production. In the event a failure in the packaging is identified, Supplier and Medicis shall jointly investigate the causes of such failure, including which Party shall bear the cost of such investigation. Upon request, Supplier shall provide to Medicis any and all data and results in its possession relating to such testing.
(c) In accordance with the applicable Product Exhibit or protocols as designated by Medicis, Supplier, Medicis or a designated Third Party shall conduct stability tests on the Product. In the event that any lot of Product fails stability testing, Supplier and Medicis shall jointly investigate the causes of such failure, including which Party shall bear the cost of such investigation. Upon request, Supplier shall provide to Medicis any and all data and results in its possession relating to the stability testing.
4.5 Product and Process Qualification. Medicis and Supplier will mutually agree upon the requirements and the degree of product and process qualifications. All qualification procedures and results shall require Medicis’s
Medicis / Wellspring — Master Manufacturing Agreement

prior written approval. Supplier shall qualify all: (a) equipment, computer, utilities, and facilities relating to a Product; and (b) processes used in providing Services, assuring that the process is capable of consistently achieving the acceptance criteria of the process qualification and Specifications. Medicis and Supplier will work together to resolve any process capability issues.
4.6 Safety.
4.6.1 Material Safety Data Sheet. Medicis shall provide Supplier with Material Safety Data Sheets, and updates thereof, for Medicis-Supplied Material as required by Applicable Law. Each Party shall comply with any exposure requirements for Medicis-Supplied Material. Supplier shall promptly inform Medicis of any known adverse environmental, health, or safety events related to the Manufacture of Product
4.6.2 Product Safety. Supplier shall inform Medicis in writing of any major deviations that can potentially impact the Product’s safety, identity, strength, quality or purity, and shall provide supporting documentation.
4.6.3 Waste Disposal. Supplier shall collect and dispose of all waste generated in the performance of the Services in accordance with all Applicable Laws.
4.7 Personnel Training/Qualification. All Supplier personnel engaged in providing Services shall have the appropriate education, training and experience required to perform their assigned functions properly. Supplier shall have a documented training program for such personnel.
4.8 Customer Questions, Complaints and Product Inquiries.
(a) Medicis shall have the sole responsibility for responding to questions and complaints from Medicis customers. Questions or complaints received by Supplier from Medicis customers shall be referred to Medicis within ***. Medicis shall evaluate and, if necessary and as reasonably required, request Supplier’s support in its investigation.
(b) Medicis shall receive all Product inquiries including quality complaints, adverse drug reactions and requests for medical information (an “Inquiry”). Supplier shall notify Medicis within *** of any receipt of an Inquiry and immediately forward it to Medicis. Medicis shall evaluate and, if necessary and as reasonably required, request Supplier’s support in its investigation.
4.9 Product Returns. Medicis shall have the responsibility for handling customer returns of the Products and Supplier shall provide reasonable assistance to Medicis for handling such returns. To the extent that such return results from, or arises out of, any Defect, Supplier shall: (a) use commercially reasonable efforts to replace the returned Products with new Products as soon as reasonably practicable, but in no event longer than sixty (60) calendar days from the date that Medicis notifies Supplier about the returned Products, contingent upon the receipt or availability from Medicis of all Medicis-Supplied Material; and (b) Supplier shall reimburse Medicis for the sum of (A) Medicis-Supplied Material Reimbursement Value, (B) the Price paid by Medicis for the recalled Product, and (C) Medicis’s reasonable out-of-pocket expenses for retrieval, transportation and destruction of the returned Product, including reasonable administrative expenses.
4.10 Product Recalls.
(a) Supplier and Medicis shall maintain records necessary to permit a recall or a field correction of any of the Products delivered to Medicis or customers of Medicis, affected voluntarily or under a threat of, or a directive by, any governmental agency. Each Party shall give immediate notice by telephone (with written confirmation) to the Director of Quality Control or Quality Assurance of the other Party that any Products should be recalled or corrected, or may be required to be recalled or corrected. Medicis shall decide to initiate a recall or to take some other corrective action, if any. Medicis shall control such recall or corrective action, and Supplier will co-operate as reasonably required.
Medicis / Wellspring — Master Manufacturing Agreement

(b) To the extent that a recall results from, or arises out of, a Defect then: (i) such recall shall be made at Supplier’s cost and expense, including without limitation, that Supplier shall reimburse Medicis for the sum of (A) Medicis-Supplied Material Reimbursement Value, (B) the Price for the recalled Product, and (C) Medicis’s reasonable out-of-pocket expenses for retrieval, transportation and destruction of the recalled Product; and (ii) if requested by Medicis, Supplier shall use its commercially reasonable efforts to replace the recalled Products with new Products as soon as reasonably practicable, but in no event longer than *** from the date that Medicis notifies Supplier about the recalled Products, contingent upon the receipt or availability from Medicis of all Medicis-Supplied Material.
4.11 Retention and Record Keeping.
(a) Supplier shall retain and store in a secure manner representative samples from each Product lot: (i) as required by the United States Code of Federal Regulations (“CFR”); and (ii) in no event, for at least *** after the Product’s expiration date. Supplier shall retain Component representative samples for at least ***. Supplier will notify Medicis prior to retained sample destruction and upon Medicis’s request, shall provide the samples to Medicis at Medicis’s expense.
(b) Supplier shall keep records of the Manufacture of the Products, and retain samples of such Products that are necessary to comply with applicable regulations, including the requirements of the United States Code of Federal Regulations (“CFR”) as well as to assist with resolving Product complaints and other similar investigations. Copies of such records and samples shall be made available to Medicis upon its request and shall be retained by Supplier and be available to Medicis for a period of *** following the Product’s expiration date, or longer if required by Applicable Law. Notwithstanding the foregoing, records with respect to submission and validation batches shall be retained by Supplier and be available to Medicis for the life of the Product. Supplier will notify Medicis prior to record destruction and upon Medicis’s request, shall provide the records to Medicis at Medicis’s expense.
4.12 Regulatory Matters.
(a) Medicis shall fulfill all regulatory requirements with respect to the Product that are imposed by Applicable Laws upon Medicis as the holder of the NDA. Supplier shall be responsible for the registration of the Drug Establishment and maintaining the site manufacturing license for the production of the Product. Supplier and Medicis shall provide one another with information necessary to fulfill such regulatory obligations.
(b) Medicis shall have responsibility for the filing of all documents with the FDA or any other regulatory authority or any other actions that may be required for the receipt of FDA approval or any other regulatory authority approval for the Manufacture of all of the Products hereunder. Supplier, at all times hereunder, shall assist Medicis to obtain FDA or any other regulatory authority approval for the Manufacture of all Products hereunder as quickly as reasonably possible. Medicis will provide to Supplier copies of applicable sections of the NDA (i.e., those related to the Manufacture of Product at the Facility) prior to applicable regulatory pre-approval inspections. Supplier shall review such sections and promptly provide Medicis with revised sections, if applicable.
(c) Each Party may communicate with any governmental agency, including but not limited to governmental agencies responsible for granting regulatory approval for the Products, regarding such Products if in the opinion of that Party’s counsel, such communication is necessary to comply with the terms of this Agreement or the requirements of any Applicable Law, governmental order or regulation; provided, however, that unless in the reasonable opinion of its counsel there is a legal prohibition against doing so, such Party shall permit the other Party to accompany and take part in any communications with the agency, and to receive copies of all such communications from the agency.
(d) Supplier shall notify Medicis immediately if Supplier receives: (i) any warning letters from or on behalf of a governmental agency with respect to the Facility or Manufacture of the Product including, without limitation, any Form FDA-483; or (ii) any notice of any deficiencies noted or otherwise referenced
Medicis / Wellspring — Master Manufacturing Agreement

by any governmental agency. Supplier shall provide Medicis copies of any written communication from a governmental agency relating to a Product within *** of its receipt.
(e) If either Party becomes engaged in or participates in any investigation, claim, litigation or other proceeding with any Third Party, including but not limited to the FDA, relating in any way to Product or Manufacture of Product, the other Party will cooperate in all reasonable respects with the first Party in connection therewith, including, without limitation, using its reasonable efforts to make available to the first Party or such Third Party at the first Party’s expense, such of the other Party’s employees who may be helpful with respect to such investigation, claim, litigation or other proceeding.
4.13 Annual Product Review. After Medicis has provided written notice ***, Supplier shall provide Medicis with any data or other information that Medicis or its designated third party determines is necessary to conduct an annual product review and in a form and manner reasonably determined by Medicis. Such data shall include, without limitation,: (a) Product information related to all batches produced, batch release (including results from its suppliers), Yield evaluation, release testing data, deviations, rejections, change controls, and validation activities; and (b) control charting or trend analysis of key parameters.
4.14 Inspection Rights.
(a)	Medicis shall have the right to conduct *** Manufacturing Audit (as defined below) *** according to the terms specified in this Section 4.14 hereof (such annual Manufacturing Audit to be hereinafter referred to as an “Annual MA”).

(b)	In addition to the Annual MA, in the event that (i) Supplier is conducting start-up activities, (ii) Supplier receives a FORM FDA 483 or a “Warning Letter” from the FDA, Health Canada or any foreign equivalent outside Canada or the United States relating to the manufacture, packaging or labeling of the Products by Supplier, (iii) Medicis has rejected a batch of Product where it has been agreed or determined that such Product failed to meet the Specifications or GMPs, (iv) Medicis or Supplier has received a series of complaints (i.e., three or more complaints on at least two lots of a Product) from third parties within any calendar year relating to the manufacture of the Product, or (v) if there is a quality issue related to the Product, Medicis shall have the right to conduct additional Manufacturing Audits according to the terms specified in subsection (d) below (such additional Manufacturing Audit or Audits to be hereinafter referred to as an “Incident MA”).

(c)	It is agreed that Medicis may arrange routine observational visits to Supplier’s Facility of not longer than *** and in no greater frequency than *** in any ***.

(d)	For purposes of this Agreement, the term “Manufacturing Audit” shall mean an audit of Supplier’s Facility by no more than *** Medicis employees and/or agents for purposes of reviewing Supplier’s procedures and processes used in manufacturing and/or packaging the Products. Any such agents shall be qualified to conduct manufacturing audits, shall comply with all Supplier’s facility rules regarding safety and security notified by Supplier to Medicis and its employees and/or agents and shall execute a written agreement to maintain in confidence all information obtained during the course of any such audit except for disclosure to Medicis subject to the terms hereof. Each Manufacturing Audit shall be conducted during Supplier’s normal business hours and upon at *** prior written notice to Supplier in the case of an Annual MA, or *** notice to Supplier in the case of an Incident MA. In no event shall a Manufacturing Audit exceed *** in duration, and in all cases Medicis shall ensure that its employees or agents will conduct each Manufacturing Audit, to the extent reasonably possible, so as not to interfere with the normal and ordinary operation of Supplier’s Facility. During a Manufacturing Audit, upon Medicis’s request, Supplier shall make available for Medicis’s review and inspection all equipment and facilities used in or in relation to the manufacture and/or packaging of the Products, records and support documents (i.e., manufacturing and analytical) with respect to each batch of
Medicis / Wellspring — Master Manufacturing Agreement

the Products and other raw materials and packaging components used in the manufacture or packaging of the Products hereunder. At any such audit, Medicis shall have the right to obtain copies of such batch records with respect to the Product, provided that if this would involve Supplier incurring significant cost then the parties will discuss appropriate cost sharing of those expenses.
(e)	In the event Medicis provides Supplier with a written audit report, within thirty (30) days of receipt of this audit report, Supplier shall provide Medicis in writing a proposed action plan subject to Medicis’s prior written approval to address the issues described by Medicis in the report.
4.15 Regulatory Inspections. Supplier shall inform Medicis in writing within *** of any governmental or regulatory inquiry, communication, audit or inspection of the Facility, the Services or Manufacturing processes relating to a Product. Medicis shall be given the opportunity to provide assistance to Supplier in responding to any such inquiry, communication, inspection relating to a Product. Medicis shall have the right to have a representative present at the Facility during any governmental agency inspection relating to a Product. Supplier shall notify Medicis in writing prior to entering into a consent decree or an order being entered against Supplier involving Supplier failure, or alleged failure, to comply with cGMP.
4.16 Compliance with Section 6032 of Deficit Reduction Act of 2005. In accordance with Section 6032 of the Deficit Reduction Act of 2005, Pub. Law No. 109-171, Medicis has adopted a policy entitled “Medicis Employee Education Policy Concerning the Prevention and Detection of Fraud, Waste, and Abuse in Government Health Care Programs: Compliance Policy Pursuant to the Deficit Reduction Act of 2005” (“Deficit Reduction Act Compliance Policy”), which establishes a written protocol for educating all employees (including management) of Medicis, and any contractors or agents who may on behalf of Medicis furnish or authorize the furnishing of Medicis health care items or services, perform billing or coding functions, or become involved in monitoring any health care provided by Medicis (“Applicable Agents”), about Medicis’s internal policies and procedures as well as various federal and state statutes and administrative remedies related to detecting and preventing fraud, waste, and abuse in government health care programs. It is a condition of this Agreement that Supplier comply with the Deficit Reduction Act Compliance Policy, and that Supplier provide the educational information required under the Deficit Reduction Act to all its Affiliates, employees, or approved subcontractors who bear any responsibility in the performance of this Agreement. A copy of Deficit Reduction Act Compliance Policy, as well as an addendum entitled “Federal and State Statutes and Administrative Remedies Related to Preventing and Detecting Fraud, Waste, and Abuse in Government Health Care Programs,” is available at www.Medicis.com/dra, and is incorporated herein by reference. Upon request, copies of the Deficit Reduction Act Compliance Policy will be provided to Supplier. Supplier represents and warrants that, in connection with performing its obligations under this Agreement, it will comply with the Deficit Reduction Act Compliance Policy.
ARTICLE 5
PRICING AND PAYMENT TERMS
5.1 General. Subject to the terms of this Article 5, Medicis shall pay to Supplier the Price and Fees as set forth in the applicable Product Exhibit as Supplier’s total compensation for Services. Unless otherwise indicated, all monetary amounts are expressed in the lawful currency of the United States of America.
5.2 Price Adjustments. The Price shall be subject to periodic adjustment in accordance with the following:
(a)	***

(b)	***

(c)	***
Medicis / Wellspring — Master Manufacturing Agreement

5.3 Delayed Shipment Discount. Supplier will notify Medicis immediately if it believes it will not be able to ship the Product by the requested ship date in the purchase order. Unless otherwise agreed to by both Parties, if Supplier ships the Product later than *** after the requested ship date in the purchase order (“Grace Period”), and the failure to ship is not attributable to Medicis or as a result of Force Majeure (defined in Section 13.6), then Supplier will discount the Price by *** the Product does not ship after the Grace Period, up to ***. At Medicis’s option, any amounts due under this Section shall be payable as a setoff against other payments that Medicis may owe Supplier. If Supplier fails to ship Product by the requested ship date in the purchase order for *** in a calendar year or *** over the term of the Product Exhibit, Medicis shall have the right to terminate the Product Exhibit under Section 7.2 due to a material breach, or declare that Product Exhibit non-exclusive (if agreement was exclusive) so that Medicis may immediately begin to obtain any or all of its Product needs from another source. In the event Medicis obtains Product from another source, then any Product obtained will reduce the Firm Order accordingly. Supplier will reimburse Medicis for all ***.
5.4 Invoices. Except as otherwise provided in this Agreement, Supplier shall charge and invoice Medicis for (a) those Products that are released and shipped to Medicis or a location designated by Medicis; and (b) Services actually rendered by Supplier for Other Services in accordance with a Product Exhibit and shall submit to Medicis with each invoice such documentation as may be reasonably necessary to support the amounts set forth therein. Each invoice shall, to the extent applicable, identify the Medicis purchase order number, Product numbers, names and quantities, unit price, freight charges and the total amount to be remitted by Medicis. Supplier shall invoice Medicis (referencing Medicis’s purchase order number) upon shipment of the applicable Product, or completion of the applicable Services at the following address, unless otherwise notified in writing by Medicis:
Medicis Global Services Corporation
Attn: Legal Department
8125 North Hayden Road
Scottsdale, AZ 85258-6276
5.5 Payment. Medicis shall pay all undisputed amounts invoiced in accordance with the terms of this Agreement within *** following receipt of the invoice from Supplier prepared in accordance with the terms of this Agreement.
ARTICLE 6
REPRESENTATIONS AND WARRANTIES
6.1 Authority. Each Party represents and warrants that it has the full right and authority to enter into this Agreement, and that it is not aware of any impediment that would inhibit its ability to perform its obligations hereunder.
6.2 Not Debarred. Supplier represents and warrants that it shall not use the services of any Persons debarred or suspended under 21 U.S.C. § 335a(a) or (b) in any capacity associated with or related to the Services. Furthermore, Supplier represents and warrants that it shall not hire or retain as an officer or employee any Person who has been convicted of a felony under the laws of the United States for conduct relating to the regulation of any drug product under the United States Food, Drug, and Cosmetic Act. If at any time this representation and warranty is no longer accurate, Supplier shall immediately notify Medicis of such fact
6.3 Capacity; Personnel. Supplier represents and warrants that: (a) Supplier has, and shall use reasonable commercial efforts to maintain the resources and personnel necessary to perform its obligations under this Agreement and each Product Exhibit in a timely manner; and (b) without limiting Section 4.7, any individual used by Supplier to perform the Services are, and will continue to be, qualified and have, and will continue to have, sufficient technical expertise to perform Supplier’s obligations under this Agreement and each applicable Product Exhibit.
6.4 Title. Supplier represents and warrants that no Person (other than Medicis) shall, by reason of Supplier acts or omissions, have any security interest, or lien on Medicis-Supplied Material, Medicis-Owned Developments, Medicis Confidential Information, Medicis Technical Information or released finished Product. Supplier further represents and warrants that the Medicis-Owned Developments, and Medicis’s use of the Medicis-Owned
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Developments shall not infringe upon, violate, nor be subject to any claim of misappropriation of, any Third Party Intellectual Property or proprietary rights.
6.5 Shelf Life. Supplier represents and warrants that, unless otherwise mutually agreed upon by the Parties, Product shipped to Medicis or other location of Medicis’s designation shall have the shelf life specified in the Product Exhibit.
6.6 Compliance with Laws. Without limiting any terms or conditions of this Agreement, Supplier represents and warrants that:
     (a) Supplier shall perform the Services in accordance with (i) the Applicable Laws; (ii) current Good Laboratory Practices, cGMP or ICH Guidelines, (iii) the terms and conditions of the Product Exhibit; (iv) generally prevailing industry standards; and (v) Medicis’s written instructions consistent with the foregoing;
     (b) all Product, at the date shipped to Medicis or to a location of Medicis’s designation, shall (i) fully conform to the applicable Specifications and Release Information; (ii) have been Manufactured in compliance with the applicable regulatory requirements, cGMP, the Manufacturing Requirements and all Applicable Laws; (iii) not be materially different from the potency specified in the Certificate of Analysis, nor adulterated or misbranded within the meaning of any Applicable Law; and (iv) not be Defective. Medicis may request Product to be shipped under “Restricted Release” (Quarantine) under a planned deviation approved by responsible Quality Department personnel from Medicis and Supplier, in which case the Specifications as defined in this Agreement would refer to the specifications designated in writing by the Quality Department personnel from Medicis and Supplier.
     (c) with respect to its overall operations or the Facility, (i) Supplier has and during the Term shall comply with Applicable Laws; (ii) Supplier has not received any warning letters from or on behalf of a governmental agency; (iii) any deficiencies noted or otherwise referenced in any Form FDA-483 issued to Supplier have been corrected prior to the Effective Date; and (iv) is in compliance with the applicable good manufacturing practices set forth in regulations promulgated by the FDA.
6.7 Components. Supplier represents and warrants that no Product (and no Components thereof) delivered pursuant to this Agreement shall be derived from or Manufactured using any human components. Except as otherwise set forth in the Product Exhibit, Supplier further represents and warrants that no Product (and no Components thereof) shall be derived from or Manufactured using any animal components without the prior written consent of Medicis, which consent may be withheld by Medicis by any reason.
6.8 Performance of Obligations. The Parties represents and warrant that it is not now a party to any agreement which would prevent it from fulfilling its obligations under this Agreement and during the Term of this Agreement it will not knowingly enter into any agreement with any other party that would in any way prevent it from performing its obligations under this Agreement or any Product Exhibit.
6.9 Intellectual Property. Supplier warrants that the sale, use or incorporation into manufactured products of all Products and Services furnished by Supplier hereunder which are either (a) not of Medicis’s design or composition or (b) not as specified in the Specifications, will not infringe upon or dilute any U.S. or foreign patent, copyright, trademark, service mark, trade name or other intellectual property right, and will not misappropriate any trade secret. In addition to its other rights and remedies, Medicis shall have the right to cancel delivery of any Products or Services to be provided hereunder to which any claim described in this Section relates and to return to Supplier for full credit or refund any such Products or Services.
6.10 Additional Covenants of Medicis. Medicis shall:
(a)	provide all information in Medicis’s possession or within its control that is necessary for Supplier to Manufacture the Products in accordance with the Specifications and all applicable laws, including GMPs; and
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(b)	make its employees available on a timely basis to respond to questions concerning such information.
6.11 Disclaimers.
(a)	EXCEPT AS EXPRESSLY PROVIDED IN THIS ARTICLE 6, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND BOTH PARTIES EXPRESSLY DISCLAIM ANY AND ALL IMPLIED OR STATUTORY WARRANTIES, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR WARRANTY OF NON-INFRINGEMENT.

(b)	IN ADDITION, SUPPLIER MAKES NO WARRANTY REGARDING, AND SHALL HAVE NO LIABILITY WITH RESPECT TO THE CONDUCT OF MEDICIS OR ANY THIRD PARTY OTHER THAN SUPPLIER’S AFFILIATES, SUBCONTRACTORS AND REPRESENTATIVES.

(c)	SUPPLIER WILL NOT BE RESPONSIBLE FOR DELAYS ARISING FROM THE FAILURE OF MEDICIS TO PROVIDE TO SUPPLIER THOSE MATERIALS, INFORMATION AND CO-OPERATION IN A TIMELY MANNER THAT SUPPLIER ADVISES MEDICIS IN WRITING ARE REQUIRED IN ORDER FOR SUPPLIER TO PERFORM ITS OBLIGATIONS ON A TIMELY BASIS INCLUDING THE DATES BY WHICH SUPPLIER REQUIRES SUCH MATERIALS, INFORMATION AND CO-OPERATION. SUPPLIER WILL USE COMMERCIALLY REASONABLE EFFORTS TO MEET THE AGREED UPON TIMELINES AND SPECIFICATIONS. SHOULD THE OCCASION ARISE, SUPPLIER WILL ATTEMPT TO LIMIT THE EFFECT OF SUCH DELAYS AND WILL INFORM MEDICIS OF THE DELAYS AND THEIR IMPACT TO THE TIMELINE.
6.12 Application/Survival. The warranties herein cover both Parties. No warranties shall be deemed disclaimed or excluded unless agreed to in writing by an authorized representative of both Parties. A Party’s approval of designs furnished by the other Party shall not relieve it of its warranties under this Section. The warranties in this Section, and all other warranties express or implied, shall survive delivery, final acceptance and payment pursuant to UCC 2-601 and 2-608.
ARTICLE 7
TERM, RENEWAL AND TERMINATION
7.1 Term. This Agreement shall be effective as of the Effective Date and shall expire at *** (the “Initial Term”). At the end of the Initial Term, this Agreement shall continue automatically for additional one (1) year periods (each a “Renewal Term,” together with the Initial Term, the “Term”) under the same terms and conditions hereunder until terminated in accordance with the terms of Section 7.2 of this Agreement.
7.2 Termination. This Agreement or a Product Exhibit may be terminated as follows:
(a)	By mutual agreement of the Parties.

(b)	Upon failure of either Party to remedy its material breach of any of the obligations or provisions of this Agreement within *** following receipt of written notice of said breach, the aggrieved Party shall have the right to terminate this Agreement immediately by written notice.

(c)	Either Party at its sole option may immediately terminate this Agreement upon written notice, but without prior advance notice, to the other Party in the event that (i) the other Party is declared insolvent or bankrupt by a court of competent jurisdiction; (ii) a voluntary petition of bankruptcy
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is filed in any court of competent jurisdiction by such other party; (iii) a receiver is appointed or applied for; or (iv) this Agreement is assigned by such other Party for the benefit of creditors.
(d)	By Medicis upon the occurrence of the following and Supplier fails to cure within *** after receipt of written notice from Medicis identifying the breach. Such termination shall be without liability to Medicis except for Product or Services previously delivered and accepted.
(i)	Supplier fails to make delivery of Products or Services on or before the delivery date specified on the Product Exhibit, in accordance with the terms of Section 5.3;

(ii)	Supplier materially breaches any material term, provisions, warranty, representation obligation or condition of this Agreement;

(iii)	Supplier, due to its negligence or willful misconduct and excluding Force Majeure events, fails to make progress as to endanger performance of the applicable Product Exhibit in accordance with its terms; or

(iv)	Supplier ceases to conduct its operations in the normal course of business (including inability to meet its obligations as they mature).
(e)	By Supplier upon:
(i)	a material breach by Medicis of Medicis’s obligations of confidentiality under Article 8 of this Agreement if Medicis fails to cure such breach within *** after receipt of written notice from the Supplier identifying the breach; or

(ii)	non-payment of an undisputed amount invoiced by Supplier to Medicis if Medicis fails to cure such breach within *** after receipt of written notice from Supplier identifying the non-payment and Supplier’s intent to terminate this Agreement pursuant to this Section.
(f) Medicis may terminate this Agreement or any Product Exhibit as to any Products or Services upon *** written notice in the event that any governmental agency takes any action, or raises any objection, that prevents Medicis from importing, exporting, purchasing or selling such Products. If the basis for the action results from the breach of this Agreement by Supplier, Medicis shall have the right to terminate this Agreement with respect to the affected Products and to Manufacture the Products itself or have the Products Manufactured by a an alternate manufacturer.
(g) This Agreement or any Product Exhibit may be terminated by either Party for any reason upon *** prior written notice.
(h) This Agreement may be terminated by either Party at the expiration of the Initial Term or at the expiration of any Renewal Term upon not less than *** prior written notice to the other Party.
7.3 Rights and Obligations Upon Termination.
(a) Each Product Exhibit shall terminate automatically and immediately upon termination of the Agreement for any reason. Any termination of a Product Exhibit shall not be deemed to be termination of this Agreement or any other Product Exhibit. At Medicis’s option, the Initial Term or any Renewal Term will automatically be extended for any period commensurate with the remaining term of any Product Exhibits which are then in effect. In such a case, the termination of this Agreement will be the termination date of the last Product Exhibit to terminate.
(b) Unless otherwise set forth in a Product Exhibit, Supplier shall retain samples of the Products in accordance with Section 4.11. Supplier will contact Medicis to arrange for proper disposal of all samples and all other chemical wastes generated by the Product Exhibit at Medicis’s expense and direction.
Medicis / Wellspring — Master Manufacturing Agreement

Notwithstanding the foregoing, all other Products and Medicis-Supplied Materials shall be delivered or returned to Medicis, or, at Medicis’s direction, destroyed.
(c) Any termination or expiration of this Agreement shall not affect any outstanding obligations or payments due hereunder prior to such termination or expiration, nor shall it prejudice any other remedies that the Parties may have under this Agreement or otherwise.
(d) If this Agreement expires or is terminated in whole or in part for any reason other than a default by Supplier, Medicis shall:
(i)	***

(ii)	***

(iii)	***
In the event of the termination of this Agreement or any Product Exhibit for any reason ***, Supplier agrees to continue to Manufacture Products for Medicis and its Affiliates and their respective sublicensees pursuant to the terms and conditions of this Agreement until such time as Medicis has transitioned successfully the Manufacture of the Products. Medicis agrees to exercise commercially reasonable efforts to transition the Manufacture of the Products, and Supplier shall provide the assistance reasonably necessary to effectuate such transition including assisting Medicis in the transfer of relevant manufacturing technology and information to another qualified manufacturing site.
(e) Supplier shall return to Medicis any unused Medicis-Supplied Material and all samples and Specifications, records and data held or generated by Supplier in performing the Services under this Agreement, provided however, that that one (1) copy of such Specifications, records and data may be retained by Supplier for legal compliance purposes, as means of determining any continuing obligation or confidentiality, but for no other purpose.
7.4 Survival. The provisions of Articles 1, 6 and 8 through 13 and Sections 4.8, 4.9, 4.10, 4.11 and 7.3 shall survive the termination, expiration and non-renewal or completion of this Agreement, except to the extent any provision of such Section is expressly limited to the term of this Agreement or the Product Exhibit.
ARTICLE 8
CONFIDENTIALITY
8.1 Medicis Confidential Information. Supplier acknowledges and agrees: (a) that (i) any documents or materials created pursuant to this Agreement, (ii) any plans, Specifications, designs, data, results, information, works in progress and any other documents or material related to the Product, and (iii) any information, works in progress, trade secrets, data or other secret, sensitive or confidential material related to the business technology, products, systems, formulas, practices, processes, customers or projects of Medicis that are disclosed to or become known by Supplier during the Term of this Agreement and which are not generally known to the public constitute the confidential information of Medicis including, without limitation, the Medicis Patents, Medicis-Supplied Material and the Medicis Technical Information (collectively, the “Medicis Confidential Information”); (b) to hold such Medicis Confidential Information in strict confidence; (c) not to disclose such Medicis Confidential Information to any Third Party except to Supplier’s Representatives on a need to know basis, provided such Representatives are subject to confidentiality provisions substantially similar to those set forth herein protecting Medicis Confidential Information; (d) to use such Medicis Confidential Information only as necessary to perform the Services for Medicis under this Agreement; and (e) upon termination or expiration and non-renewal of this Agreement, to destroy or return all tangible Medicis Confidential Information (including tangible media containing Medicis Confidential Information) to Medicis, except that one copy thereof may be maintained in the file of Supplier (subject to Supplier’s on-going compliance with the obligations set forth herein) to document information developed. This
Medicis / Wellspring — Master Manufacturing Agreement

provision shall supersede and replace any previous confidentiality or non-disclosure agreements between the Parties with respect to the subject matter hereof and be deemed to cover all information disclosed thereunder.
8.2 Supplier Confidential Information. Medicis acknowledges and agrees: (a) (i) that any Supplier Technical Information that is not generally known to the public constitute the confidential information of Supplier, and (ii) any information, works in progress, trade secrets, data or other secret, sensitive or confidential material related to the business technology, products, systems, formulas, practices, processes, customers or projects of Supplier including, without limitation, the Supplier’s Patents, Material and Supplier Technical Information, and that are (A) disclosed to or become known by Medicis during the Term of this Agreement, (B) not generally known to the public, and (C) do not in any manner contain or use or in any way were created, developed, devised or discovered by any Person using Medicis’s Confidential Information (collectively the “Supplier Confidential Information”); (b) to hold such Supplier Confidential Information in strict confidence; (c) not to disclose such Supplier Confidential Information to any Third Party except to Medicis’s Representatives on a need to know basis, provided such Representatives are subject to confidentiality provisions substantially similar to those set forth herein protecting Supplier Confidential Information; (d) to use such Supplier Confidential Information only as reasonably useful to further develop, manufacture, or commercialize any Products or any formulation based on the Products; and (e) upon termination or expiration and non-renewal of this Agreement, to destroy or return all tangible Supplier Confidential Information (including tangible media containing Supplier’s Confidential Information) to Supplier, except that one copy thereof may be maintained in the file of Medicis’s law department to document information developed. This provision shall supersede and replace any previous confidentiality or non-disclosure agreements between the Parties with respect to the subject matter hereof and be deemed to cover all information disclosed thereunder.
8.3 Permitted Disclosures. Notwithstanding Sections 8.1 and 8.2, either Party may disclose Medicis Confidential Information or Supplier Confidential Information in response to: (a) an order from a court or governmental agency; (b) in response to a party in litigation, provided that an appropriate protective order has been entered; or (c) if such disclosure is necessary to comply with any other laws or regulations applicable to the disclosing party. Notwithstanding Section 8.2, Medicis may disclose Supplier Confidential Information to Third Parties either with (x) Supplier’s written consent, not to be unreasonably withheld, or (y) pursuant to a written confidentiality agreement with confidentiality obligations no less restrictive then the confidentiality obligations of this Agreement, and as reasonably necessary (as determined by Medicis) to further develop, enhance, improve, Manufacture, or commercialize any Products or any formulations based on the Products.
8.4 Exceptions. Notwithstanding Sections 8.1 and 8.2, the foregoing restrictions on disclosure of Confidential Information shall not apply to information that a Party can reasonably demonstrate: (a) is or hereafter becomes generally available to the trade or public other than by reason of any breach hereof; (b) was already known to the receiving Party at the time of disclosure; (c) is disclosed to the receiving Party by a Third Party that has the right to disclose such information without any obligations of confidentiality; or (d) is developed by or on behalf of the receiving Party independently, without reliance on Confidential Information received hereunder.
ARTICLE 9
PROPRIETARY RIGHTS
9.1 License to Manufacture Product. During the Term, Medicis grants to Supplier a non-exclusive, non-transferable license under the Medicis Patents and Medicis Confidential Information to Manufacture the Products solely for Medicis, its Affiliates and their respective Sublicensees and to perform the Other Services. The foregoing license granted to Supplier shall terminate immediately with respect to a Product under a Product Exhibit upon termination or expiration or non-renewal of the applicable Product Exhibit.
9.2 NDAs. Notwithstanding any assistance provided by Supplier in acquiring approval from the FDA of any NDA, Medicis shall own all right, title and interest in and to each NDA.
9.3 Intellectual Property.
(a)	Medicis shall retain ownership of all information, documents, and materials that Medicis provides to Supplier in connection with the performance of this Agreement and all Product Exhibits. Further,
Medicis / Wellspring — Master Manufacturing Agreement

Medicis shall have the right to obtain and use copies of all reports, documents and other tangible materials generated by Supplier that are related to the Product as part of the Services rendered under this Agreement.

(b)	Medicis shall own, and Supplier hereby assigns to Medicis, all right, title and interest in and to any Intellectual Property developed by Supplier in the course of Supplier performing the Services under this Agreement that arise from, are based on, or relate to Supplier’s use of Confidential Information of Medicis or its Affiliates or the Product, including without limitation, the composition or formulation of, apparatus, system, processes or method of manufacture for or method of use of Product, any patents, trademarks, service marks, trade names, slogans, logos, copyrights, trade dress, designs, moral rights, know-how and goodwill associated with, related to or arises from Product and any improvements, enhancements, modifications, changes or derivative works thereof (collectively, the “Medicis Owned Developments”); provided, however, that Medicis Owned Developments shall not include Supplier Owned Developments. As used herein, “Supplier Owned Developments” means Intellectual Property that ***. With respect to Supplier Owned Developments, Supplier hereby grants to Medicis a non-exclusive, irrevocable, royalty-free license, with the right to sublicense, to use such Supplier Owned Developments in connection with Product. Supplier shall have no rights of ownership or use in any Intellectual Property owned by Medicis or any Medicis Owned Developments, including without limitation the Product and related technology. Upon completion or termination of the Services under the applicable Product Exhibit, Supplier shall disclose to Medicis all Medicis Owned Developments developed as part of such Services.
9.4 Trademarks. Medicis hereby grants to Supplier a nonexclusive license to use the trademarks MEDICIS PHARMACEUTICAL CORPORATION, MEDICIS, and any trademarks that are identified in a Product Exhibit as a “Product Trademark,” for the sole purpose of labeling and packaging Product that is Manufactured for Medicis in accordance with this Agreement. Any use by Supplier of a Product Trademark is subject to Medicis’s prior written approval. Such license shall terminate immediately upon termination or expiration of this Agreement or the Product Exhibit with respect to a Product Trademark. Supplier may not sublicense its rights under this Section except with Medicis’s prior written consent, which consent may be withheld by Medicis for any reason.
9.5 Settlement. If a Third Party asserts that the use of Supplier technology in the Manufacture of the Product directly or indirectly infringes a patent or other right owned by such Third Party, Supplier shall use commercially reasonable efforts to resolve the problem raised by the asserted infringement. The matter shall be deemed resolved if Supplier obtains: (a) a license permitting Medicis to use the Third Party patent rights or Third Party technology for the Product with either no royalties or royalties payable by Medicis; or (b) an agreement from the Third Party that: (i) no action will be taken against Medicis or Sublicensees, or (ii) that the patent or other right is not infringed; or (c) a holding that the Third-Party patent is invalid, or the Third-Party patent or other right is unenforceable or not infringed by a court of competent jurisdiction from which no appeal has or can be taken.
ARTICLE 10
INDEMNITY
10.1 Indemnification by Medicis. Medicis shall indemnify, defend and hold Supplier, its Representatives and their respective directors, officers, successors and permitted assigns (“Supplier Indemnified Parties”) harmless from and against any and all Third Party liabilities, losses, claims, demands, obligations, judgments, causes of action, assessments, fines, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees) (collectively, “Claims”), in each case to the extent such Claims are based on, arise out of, or are caused by: (a) a breach or inaccuracy of any representation or warranty made by Medicis in this Agreement or any Product Exhibit; (b) any negligent, willful, or reckless action, misconduct, error, inaction or omission of Medicis or its employees, agents or subcontractors; (c) any failure to perform any covenant, obligation, agreement, undertaking, or responsibility of Medicis in this Agreement or a Product Exhibit; (d) any allegation of infringement or misappropriation of patent, trade secret, copyright or trademark rights or other intellectual property of any Third Party resulting from Medicis’s instructions for labeling or packaging of the Products or Medicis’s design or Specifications for the Products; or (e) the handling, possession, marketing, distribution, promotion, sale, or use of Product following shipment of Product to Medicis by Supplier including, but not limited to, any claim asserting strict liability, except with respect to any of the foregoing under subsections (a), (b), (c), (d) or (e) to the extent such
Medicis / Wellspring — Master Manufacturing Agreement

Claims are caused directly by, the negligence, gross negligence or willful misconduct of Supplier or its Representatives or suppliers, any breach of any representation or warranty made by Supplier in this Agreement, or Supplier failure to perform any covenant, agreement, undertaking or responsibility of Supplier contained in this Agreement or a Product Exhibit. Notwithstanding the foregoing, Medicis shall not be liable for any Claims to the extent caused by any of the Supplier Indemnified Parties as determined in a final, non-appealable order of a court of competent jurisdiction.
10.2 Indemnification by Supplier. Supplier shall indemnify, defend and hold Medicis, its Representatives and their respective directors, officers, successors and permitted assigns (“Medicis Indemnified Parties”) harmless from and against any and all Claims, in each case to the extent such Claims are based on, arise out of, or are caused by: (a) a breach or inaccuracy of any representation or warranty made by Supplier in this Agreement or any Product Exhibit; (b) a failure by Supplier or its employees, agents, or subcontractors to perform the Services in accordance with this Agreement or any Product Exhibit; (c) any negligent, willful or reckless action, misconduct, error, inaction or omission of Supplier or its employees, agents or subcontractors; or (d) any allegations of infringement or misappropriation of any patent or trade secret rights of a Third Party arising out of Supplier’s or Supplier’s Representatives performance of the Services under this Agreement not related to Medicis’s design or Specifications for the Products except with respect to any of the foregoing under subsections (a), (b), (c) or (d), to the extent such Claims are based on, arise out of, or are caused by, the negligence, gross negligence or willful misconduct of Medicis or its Representatives or suppliers or any breach of any representation or warranty made by Medicis in this Agreement, or Medicis’ failure to perform any covenant, agreement, undertaking or responsibility of Medicis contained in this Agreement or a Product Exhibit. Notwithstanding the foregoing, Supplier shall not be liable for any Claims to the extent caused by any of the Medicis Indemnified Parties as determined in a final, non-appealable order of a court of competent jurisdiction.
10.3 Procedures for Indemnification. The obligations and rights of the each of the parties as an Indemnifying Party (as defined below) or as an Indemnified Party (as defined below) under Sections 10.1 or 10.2, as the case may be, with respect to Claims that are subject to indemnification as provided for in Sections 10.1 or 10.2 (a “Claim”) shall be governed by and be contingent upon the following additional terms and conditions set forth in this Section 10.3. As soon as a party becomes aware of a Claim (actual or threatened) for which it intends to seek indemnification under Section 10.1 (in the case of Supplier) or Section 10.2 (in the case of Medicis) (the party seeking indemnification being referred to as the “Indemnified Party” and the party obligated for indemnification being referred to as the “Indemnifying Party”), the Indemnified Party shall give the Indemnifying Party prompt written notice and shall permit the Indemnifying Party to manage and have control over the defense of such Claim. The Indemnified Party agrees to provide all reasonable information and assistance, at the Indemnified Party’s sole cost and expense, to the Indemnifying Party in such defense. The Indemnifying Party is authorized to direct all aspects of the defense for which it has an obligation of indemnification and defense hereunder, including without limitation, selection of counsel, discovery, motions and settlement. The Indemnifying Party may not, however, settle or dispose of any such matter in any manner which would confess wrongdoing or otherwise adversely impact the rights or interest of the Indemnified Party without the prior written consent of the Indemnified Party, which consent may not be unreasonably delayed or withheld.
ARTICLE 11
LIMITATION OF LIABILITY
11.1 No Indirect Damages. Except as set forth in Section 11.3, neither Party to this Agreement shall have liability to the other Party to this Agreement for special, incidental, indirect, consequential, exemplary or punitive damages of any kind arising under this Agreement, whether any such claim is based upon warranty, breach of contract, negligence, strict liability or other tort, or any other legal theory, even if such Party has been advised of the possibility of such damages.
11.2 Direct Damages. Except as set forth in Section 11.3, in no event shall either Party’s liability hereunder exceed ***.
11.3 Exceptions. Sections 11.1 and 11.2 shall not apply to the following: (a) a Party’s obligation to indemnify the other for Claims in Article 10; (b) the costs of a recall set forth in Section 4.10; (c) either Party’s wrongful
Medicis / Wellspring — Master Manufacturing Agreement

termination of this Agreement or abandonment of the performance of its obligations under this Agreement or any Product Exhibit; (d) damages arising out of either Party’s gross negligence or intentional misconduct or intentional inaction under this Agreement; or (e) damages due to a Party’s breach of confidentiality.
ARTICLE 12
DISPUTE RESOLUTION
12.1 Senior Executives. In the event the Parties do not or are unable to reach a mutually agreeable resolution within *** of receipt of written notice of any claim, dispute, or controversy, the Parties’ respective project managers shall promptly elevate the dispute to representative senior executives of each Party. These senior executives from each Party shall meet for face-to-face negotiation within *** from the date of the original written notice. If the senior executives do not reach a resolution within *** after such meeting, or if either Party does not make a senior executive available for face-to-face negotiation as provided herein, if the Parties choose not to submit to Voluntary Non-Binding Mediation in accordance with Section 12.2 then they shall be free to pursue those remedies available to them at law or in equity subject to the terms of this Agreement.
12.2 Voluntary, Non-Binding Mediation. If executive-level performance review is not successful in resolving the dispute, the Parties may, but shall not be obligated to, mutually agree in writing to submit the dispute to non-binding mediation. Mediation must occur within twenty (20) Business Days after the Parties agree to submit the dispute to mediation. The Parties mutually shall select an independent mediator experienced in the Services that are the subject of the dispute, and each shall designate a representative(s) to meet with the mediator in good faith in an effort to resolve the dispute. The specific format for the mediation shall be left to the discretion of the mediator and the designated Party representatives and may include the preparation of agreed-upon statements of fact or written statements of position furnished to the other Party.
12.3 Continued Performance; No Tolling of Cure Periods. Except where clearly prevented by dispute, each Party agrees to continue performing its obligations under this Agreement and all Product Exhibits while the dispute is being resolved, subject to continued performance by the other Party of its obligations unless and until the dispute is resolved or until this Agreement or the Product Exhibit is terminated in accordance with the terms of this Agreement or the Product Exhibits. The time frame for a Party to cure any breach of the terms of this Agreement or any Product Exhibit shall not be tolled by the pendency of any dispute resolution procedures.
12.4 ***
12.5 Equitable Relief. Notwithstanding the foregoing, either Party may apply to any court having jurisdiction over the Parties and the subject matter of the dispute for a temporary restraining order or preliminary injunction to enjoin the other Party from misappropriating or infringing any Intellectual Property rights of the Party seeking such relief, or to enforce the termination or confidentiality provisions of this Agreement.
ARTICLE 13
MISCELLANEOUS
13.1 Permits. Supplier shall obtain and maintain, at its own expense, the necessary permits required for the Manufacture of the Products by Supplier to Medicis and its Representatives under this Agreement, provided that Supplier shall not be responsible for obtaining or maintaining any other permits or other regulatory approvals in respect of the Products or the Specifications, which shall be the sole responsibility of Medicis.
Medicis / Wellspring — Master Manufacturing Agreement

13.2 Insurance.
13.2.1 Property Damage. Medicis shall purchase and maintain insurance or may self-insure to cover the Medicis-Supplied Material during shipment to Supplier. Supplier shall purchase and maintain insurance to cover the Medicis-Supplied Material and other items supplied by Medicis, work-in-process and finished goods while such items are at Supplier.
13.2.2 Liability. During the Term and for a period of *** thereafter, each party shall obtain and maintain at its own cost and expense from a qualified insurance company, comprehensive general liability insurance, including standard product liability insurance designating the other party as an additional insured. Such policies will provide protection against any and all claims, demands and causes of action arising out of any defects or failure to perform, alleged or otherwise, of the Product or any material used in connection therewith or any use thereof. The minimum amount of liability coverage required by this Agreement shall be not less than *** for each occurrence for bodily injury liability, personal injury liability, products liability, property damage liability, contractual liability and completed operations liability and not less than *** annual aggregate limit.
13.2.3 Evidence of Coverage; Cancellation. Each Party will provide the other with a certificate of insurance evidencing the applicable coverage and showing the name of the issuing company, the policy number, the effective date, the expiration date and the limits of liability. The insurance certificate shall further provide for a minimum of thirty (30) calendar days written notice to the recipient of a cancellation of, or material change in, the insurance. Each Party shall cause its insurance policy to name the other Party hereto as an additional insured and a loss payee.
13.3 Notices. All notices and consents required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if and when (a) delivered personally, (b) mailed by first class certified mail, return receipt requested, postage prepaid, on the date certified by the U.S. Postal Service to have been received by the addressee, (c) by facsimile, provided the sender personally calls the recipient and confirms receipt of such facsimile, or (d) on the date certified by a nationally recognized overnight express courier service to have been received by the recipient, as follows:
If to Supplier:
Attn: ***
WellSpring Pharmaceutical Canada Corp.
400 Iroquois Shore Road
Oakville, ON L6H 1M5, Canada
Fax: (905)337-7239
with a courtesy copy, which shall not constitute notice hereunder, sent to:
If to Medicis:
Medicis Global Services Corporation
Attn: Legal Department
8125 North Hayden Road
Scottsdale, AZ 85258-6276
Fax: (602) 808-3891
13.4 Publicity. Neither Party shall issue or release any media release or public announcement (including any announcements made via any posting on the World Wide Web or Internet), or other similar publicity announcing the existence of this Agreement or relating to any term or condition of this Agreement in any country or the relationships created by this Agreement without three (3) Business Days’ prior written notice, including by e-mail, to the other Party and the prior agreement of the other Party on the relevant wording relating to the Agreement or term or condition of the Agreement. Notwithstanding the foregoing, each Party shall have the right to issue media
Medicis / Wellspring — Master Manufacturing Agreement

releases, immediately and without prior consent of the other Party that disclose any information required by the rules and regulations of the Securities and Exchange Commission, the New York Stock Exchange (NYSE), National Association of Securities Dealers (NASD) or Applicable Law; provided that the disclosing Party shall notify, including by e-mail, the other Party no later than simultaneously with such issuance of such disclosure and shall use commercially reasonable efforts to provide a copy of the relevant wording relating to the Agreement, or any term or condition thereof to the other Party prior to the disclosure thereof. Supplier shall contact Medicis’s Investor Relations Group for any such approval by Medicis.
13.5 Relationship Between Parties. The relationship of Supplier to Medicis shall be that of an independent contractor, and no provision of this Agreement shall be construed to constitute any Party as a partner or joint venturer of the other Party. Under no circumstances shall the independent contractor or any employee of Supplier be considered an employee or agent of Medicis. Except as may be more specifically set forth herein; (a) neither Party shall be liable in any manner for the debts and liabilities of the other Party; (b) neither Party shall have any right by virtue of this Agreement to bind the other Party in any manner whatsoever; and (c) each Party shall be solely responsible for all costs and expenses incurred by it in performing its obligations under this Agreement.
13.6 Force Majeure.
(a) If either Party is prevented from complying, either totally or in part with any of the terms or provisions set forth herein (except for an obligation to make monetary payments), by reason of force majeure, including, by way of example and not of limitation, fire, flood, explosion, storm, strike, lockout or other labor dispute, riot, war, rebellion, acts of terrorism, accidents, acts of God, acts of governmental agencies or instrumentalities, failure of suppliers (including Medicis’s inability to obtain Medicis-Supplied Material from a Third Party) or any other external or non-negligent internal cause or externally induced casualty, which, in each instance, are beyond its reasonable control, whether similar to the foregoing contingencies or not (“Force Majeure”), such Party shall provide written notice to the other Party within *** following the occurrence of such event and shall identify the requirements of this Agreement or such of its obligations as may be affected, and to the extent so affected and beyond such Party’s reasonable control, such obligations shall be suspended during the period of such disability. Delays caused by events for which a Party could have but failed to take commercially reasonable steps to prevent or compensate for (e.g. fire insurance) shall not be considered to be caused by Force Majeure events.
(b) If any raw materials, facility systems, or capacity are used for both Product and any other products or purposes (such other products or purposes are collectively referred to as, “Competing Products”), any allocation necessary as a result of a Force Majeure event shall be made as between Medicis’s needs and the needs of any other Third Party to whom Supplier has firm contractual obligations *** in the *** preceding the date of the event constituting Force Majeure.
(c) The Party prevented from performing hereunder shall use reasonable efforts to remove such disability, and shall continue performance whenever such causes are removed. The Party so affected shall give to the other Party a good faith estimate of the continuing effect of the Force Majeure condition and the duration of the affected Party’s nonperformance.
(d) If the period of any previous actual nonperformance of Supplier because of Supplier Force Majeure conditions plus the anticipated future period of Supplier nonperformance because of such conditions will exceed an aggregate of ***, Medicis may terminate this Agreement by notice to Supplier. If the period of any previous actual nonperformance of Medicis because of Medicis Force Majeure conditions plus the anticipated future period of Medicis nonperformance because of such conditions will exceed an aggregate of ***, Supplier may terminate this Agreement by notice to Medicis.
13.7 Binding, Nature, Assignments.
(a) This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns; provided, however, that neither Party shall voluntarily, by operation of law or otherwise, assign or delegate any of its rights, duties or obligations (including, without limitation, by engaging a subcontractor) under this Agreement without the prior written consent of the other Party, which
Medicis / Wellspring — Master Manufacturing Agreement

consent shall not: (i) be unreasonably withheld, delayed or conditioned nor (ii) require the payment of any additional consideration. Notwithstanding the foregoing, Medicis may assign this Agreement, without Supplier’s consent and without any additional consideration, as part of an assignment or sale of all, or substantially all, of its assets to which this Agreement relates provided Medicis provides Supplier with prior written notice of the assignment and the entity to which the Agreement is assigned agrees to comply with all of Medicis’s obligations under this Agreement.
(b) This Agreement also may be assigned by Medicis, in whole or in part, as part of an assignment, sale or licensing of a Product(s) to which this Agreement relates to subject to Supplier’s prior written consent, provided: (i) such consent shall not be unreasonably withheld, delayed or conditioned and shall not be conditioned upon any additional payments to Supplier; and (ii) the entity to which the Agreement is assigned agrees to comply with all of Medicis’ obligations under this Agreement.
(c) Supplier acknowledges that such an assignment or sale may be structured as a license with an option to purchase and that Medicis may be responsible for the Manufacture of the applicable Products for a certain period of time, in which case the acquiring entity or licensee shall place orders for Products through Medicis; (i) agrees that such a structure shall not be a basis for withholding its consent; and (ii) agrees to fulfill such orders in accordance with the terms and conditions of this Agreement.
13.8 Costs and Attorneys’ Fees. The prevailing Party in any suit or proceeding arising out of or relating to this Agreement shall be entitled to recover all of its costs and expenses, including reasonable attorneys’ fees.
13.9 No Waivers. No failure to exercise, delay in exercising, or single or partial exercise of any right, power, or remedy by either Party shall constitute a waiver of, nor preclude any other or further exercise of, the same or any other right, power, or remedy.
13.10 Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, the legality, validity, and enforceability of the remaining provisions shall not be affected thereby, and in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of the document a provision that is legal, valid, and enforceable, and as similar in terms to such illegal, invalid, or unenforceable provision as may be possible while giving effect to the benefits and burdens for which the Parties have bargained hereunder.
13.11 Neither Party Considered Drafter. Despite the possibility that one Party may have prepared the initial draft of this Agreement or played the greater role in the preparation of subsequent drafts, the Parties agree that neither of them shall be deemed the drafter of this Agreement and that, in construing this Agreement in case of any claim that any provision hereof may be ambiguous, no such provision shall be construed in favor of one Party on the ground that such provision was drafted by the other.
13.12 Cumulative Remedies. All remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to either Party at law, in equity or otherwise.
13.13 Controlling Law, Jurisdiction and Venue. This Agreement is made under, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to that State’s conflict of law rules or principles. The Parties hereby submit to the jurisdiction of, and waive any venue objections against, the United States District Court for the District of New York and the state courts of New York, in any litigation or dispute arising out of this Agreement.
13.14 Amendment. This Agreement may be modified or amended only by written agreement of the Parties hereto signed by authorized representatives of the Parties.
13.15 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original hereof, and it shall not be necessary, in making proof of this Agreement, to produce or account for more than one counterpart hereof.
Medicis / Wellspring — Master Manufacturing Agreement

13.16 Entire Understanding. This Agreement, the Quality Agreement, the Product Exhibit and any other attachments, appendixes, exhibits, or schedules hereto and thereto, state the entire understanding between the Parties with respect to the subject matter hereof, and supersedes all earlier and contemporaneous oral and written communications and agreements or promises made with respect to the same subject matter, and any other previous agreements, promises, or representations of any kind with respect to the relationship between the Parties hereto.
IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed by its duly authorized representative as of the Effective Date.

MEDICIS GLOBAL SERVICES CORPORATION		WELLSPRING PHARMACEUTICAL CANADA CORP.

By:		By:

	Name: Mark A. Prygocki, Sr.		Name:
	Title: CFO and Treasurer		Title:
Medicis / Wellspring — Master Manufacturing Agreement

APPENDIX 1
DEVELOPMENT, TECHNICAL TRANSFER AND OTHER SERVICES
1. General. Supplier acknowledges and agrees that from time to time Medicis may request, and Supplier shall provide, certain Other Services in accordance with the terms and conditions of a mutually agreed Product Exhibit and this Agreement.
1.1 Performance Milestones. Supplier shall perform the Other Services in accordance with the time frames and milestones set forth in the applicable Product Exhibit. Except as set forth in Section 1.3 below, if Supplier fails to meet a deadline or milestone set forth in the Product Exhibit for any reason (“Deadline”), then in addition to any other rights or remedies that may be available to Medicis as provided in this Agreement and/or the applicable Product Exhibit or at law or in equity, Medicis shall send Supplier written notice of such failure (“Default Notice”) (which notice may be sent electronically). If Supplier does not perform with respect to such Deadline within *** following the date of such Default Notice (“Default Period”), Medicis shall have the right to the remedies set forth in Section 1.2.
1.2 Remedies for Defective Services.
1.	Except as otherwise set forth in Section 1.3, in the event that Supplier’s performance of, or failure to perform, the Other Services (excluding, but not limited to, Force Majeure, failure to perform due to sanctions, warnings, orders or penalties imposed by any Governmental Bodies) results in (a) the Services not being performed in accordance with the Product Exhibit, including Supplier’s failure to meet any applicable Deadlines, (b) the Services and/or deliverables having to be re-performed to obtain the desired result, and/or (c) the deliverables containing errors or Defects (subsections (a), (b) and (c) are individually and collectively referred to as the “Defective Services”), then in addition to any other rights or remedies that may be available to Medicis as provided in this Agreement and/or the applicable Product Exhibit or at law or in equity, Supplier shall, at no additional cost to Medicis and at Medicis’s option (x) repeat the Defective Services until such time as Services have been provided in accordance with the applicable Product Exhibit; or (y) refund to Medicis all amounts paid by Medicis to Supplier in connection with the Defective Services and any affected Services.

2.	In addition to each of the foregoing options, if Supplier fails to meet a Deadline in accordance with Section 1.1 above, Medicis shall have the right, to the fullest extent permitted by law, hold back any fees owed and not yet paid to Supplier pursuant to the Project Exhibit (the “Hold Back Amount”). Medicis agrees to notify Supplier of its decision to exercise its right of hold back, provided, that the failure to give such notice shall not affect the validity of any such refusal to make payments. If, however, Supplier performs its obligations within *** of the date of the expiration of the Default Period, Medicis shall release to Supplier the entire Holdback Amount. If Supplier fails to perform its obligations within *** following the date of the expiration of the Default Period, Medicis shall have the right to retain the entire Hold Back Amount.
1.3 Exceptions to Remedies for Defective Services. Supplier shall not be liable for Defective Services to the extent that: (a) Supplier is prevented from achieving a Deadline or from performing its obligations under a Product Exhibit as a result of Medicis’s or a Third Party Subcontractor’s failure to perform an obligation that is identified as a precondition to Supplier’s ability to perform; or (b) Medicis’s failure to provide materials, information and co-operation from Medicis required under the applicable Product Exhibit to perform the Other Services. In the event a Defective Service is caused by Medicis or a Third Party Subcontractor, both Parties shall work in good faith to determine an appropriate course of action and if needed, to modify the applicable Product Exhibit Deadlines. As used herein, “Third Party Subcontractor” means any subcontractor used by Supplier and authorized by Medicis to perform the Other Services.
1.4 Change in Scope of Services. No change will be made in the nature or scope of the Other Services to be performed by Supplier or in the amounts to be paid by Medicis therefore without the prior written approval of an authorized representative of each of Supplier and Medicis.
Appendix 1
Medicis / Wellspring — Master Manufacturing Agreement

1.5 Progress Reports. Accompanying each monthly invoice submitted by Supplier to Medicis will be a written report of Supplier’s progress and activities in carrying out the Other Services during the month for which any such invoice is being submitted. All such reports shall be in such detail and in such format as the Parties shall reasonably agree.
1.6 Project Managers. Each of Supplier and Medicis shall designate at least one (1) individual to meet, in person or by telephone, on a regular basis as needed, but no less often than once every month to discuss Supplier’s progress and activities as well as any problems that have arisen in connection with performance by either Party in connection with the Other Services.
1.7 DISCLAIMER. WITH RESPECT TO FORMULATION DEVELOPMENT SERVICES ONLY, DUE TO THE NATURE OF THE WORK INVOLVED, RESULTS OF THE DEVELOPMENT CANNOT BE GUARANTEED, HOWEVER, SUPPLIER WILL USE GOOD FAITH AND COMMERCIALLY REASONABLE EFFORTS IN PERFORMING THE WORK OUTLINED IN THE APPLICABLE PRODUCT EXHIBITS THAT INCLUDE DEVELOPMENT SERVICES TO ACHIEVE MEDICIS’S OBJECTIVE. MEDICIS ACKNOWLEDGES THAT THE RESULTS OF SUCH DEVELOPMENT SERVICES ARE INHERENTLY UNCERTAIN AND THAT ACCORDINGLY, THERE CAN BE NO ASSURANCE, REPRESENTATION OR WARRANTY BY SUPPLIER THAT THE SERVICES PROVIDED THEREUNDER CAN OR WILL RESULT IN A FORMULATION THAT WILL RECEIVE THE REQUIRED APPROVAL(S) FROM THE FDA, OR OTHER REGULATORY AGENCY OR AUTHORITY.
Appendix 1
Medicis / Wellspring — Master Manufacturing Agreement

SCHEDULE 1.1
DEFINITIONS
As used in this Agreement, the following capitalized terms shall have the meanings set forth below:
“Affiliate” means any Person which any Party directly or indirectly through one or more intermediaries controls or which is controlled by or under common control with such Party. For the purpose of this definition, “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an individual, corporation or other legal entity, whether through the ownership of voting securities, by contract, or otherwise.
“Applicable Laws” mean all applicable federal, state, provincial and local laws, statutes, ordinances, rules, and regulations of any kind whatsoever, and any applicable orders, injunctions, or decrees of any court, administrative agency, or similar authority, whether federal, state, provincial, or local, including the laws, rules and regulations imposed by the United States Food and Drug Administration.
“Business Day” means any day other than a Saturday, a Sunday or a day on which banks in Arizona or Ontario, Canada are authorized or obligated by Applicable Law or executive order to remain closed. Unless otherwise specified, the “days” shall mean “Business Days.”
“Calendar Quarter” or “Quarterly” means the three-month period ending on March 31, June 30, September 30 or December 31.
“cGMPs” mean current good manufacturing practices as described in Parts 210 and 211 of Title 21 of the United States’ Code of Federal Regulations and the latest FDA guidance documents pertaining to manufacturing and quality control practice, all as updated, amended and revised from time to time.
“Components” mean, collectively, all raw materials necessary for Services or supply of Product described in the applicable Product Exhibit (excluding Medicis-Supplied Material), including but not limited to excipients, packaging components and printed material components.
“Defect” means an impurity, contamination or non-conformity in the Product caused by (i) a non-conformance to the Specifications and/or the Manufacturing Requirements; and/or (ii) the negligence or willful misconduct of Supplier, or its Representatives. Product that is subject to a Defect may be referred to herein as “Defective.”
“Deficiency Notice” means a written notice from Medicis claiming (a) a Defect(s) with respect to the Product and/or (b) shortages in the amount of delivered Product.
“Facility” means Supplier’s manufacturing facility located at 400 Iroquois Shore Road, Oakville, Ontario L6H 1M5 Canada.
“Fees” mean the fees to be charged by Supplier for Other Services as set forth in the applicable Product Exhibit.
“FDA” means the United States Food and Drug Administration and any successor agency or entity that may be established thereafter.
“Intellectual Property” means all rights under patent, trademark, copyright and trade secret laws, and any other intellectual property or proprietary rights recognized in any country or jurisdiction worldwide now or in the future.
“Inventory” means all inventories of Components and work-in-process produced or held by Supplier in connection with the Manufacture of the Products in accordance with the Specifications.
“Labeling” means the label affixed to the applicable container, the package insert and the applicable container carton or any Product specific printed information packaged with such Product.
Medicis / Wellspring — Master Manufacturing Agreement
Schedule 1.1

“Manufacture” means the manufacturing, supplying, testing, packaging, labeling, storing and preparing for shipment (FCA Supplier’s Facility) to Medicis or to a location designated by Medicis.
“Manufacturing Requirements” mean Supplier’s responsibilities and obligations as set forth in Articles 3 and 4 as well as the Product Exhibit.
“Medicis Patents” mean those patents (including all reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, re-validations, patents of addition, Supplementary Protection Certificates or the equivalents thereof) and patent applications (including, without limitation, all continuations, continuations-in-part and divisional): (i) that are owned by, licensed to, or otherwise controlled by, Medicis and claim an invention necessary for the Manufacture of Product by Supplier under the terms of this Agreement; or (ii) under which Medicis has a right to have Product or Medicis-Supplied Material made and that, in each case, claim an invention necessary for the Manufacture of Product by Supplier under the terms of this Agreement.
“Medicis-Supplied Material” means the material or formulations to be supplied by Medicis, as specified in the applicable Product Exhibit, for the Manufacture of Product by Supplier.
“Medicis-Supplied Material Specifications” mean the specifications for Medicis-Supplied Material, which specifications are set forth in the applicable Product Exhibit.
“Medicis Technical Information” means any information provided by, or on behalf of, Medicis to Supplier relating to the Product and/or the Services including, without limitation:
(i)	a detailed description of the Product and any Medicis-Supplied Material, including their respective physical and chemical characteristics and stability;

(ii)	the Labeling;

(iii)	shipping and storage requirements; and

(iv)	all environmental, health and safety information relating to the Product including material safety data sheets, incident reports, risk analyses, health concerns, preventative measures and procedures for waste disposal, all as updated, amended and revised from time to time by Medicis.
“Minimum Yield” means the minimum percent Yield identified in the applicable Product Exhibit.
“NDA” means the New Drug Application that may be identified in the applicable Product Exhibit, including any subsequent submissions, supplements, or amendments thereto.
“Other Services” mean development services, technical transfer services and any other services to be provided by Supplier to Medicis under a Product Exhibit and this Agreement but specifically excluding the commercial Manufacture of Product.
“Person” means a natural person, a corporation, a partnership, a trust, a joint venture, a limited liability company, any Governmental Body, or any other entity or organization.
“Price” means the price that Supplier will charge to Medicis for the Manufacture of the Product as set forth in the applicable Product Agreement.
“Product” means the various forms and presentations of the products described in the applicable Specifications. Products may include commercial and non-commercial product including, but not limited to, product in development and product for pre-clinical, clinical, research and/or development purposes.
Medicis / Wellspring — Master Manufacturing Agreement
Schedule 1.1

“Product Exhibit” means one or more exhibits that are signed by authorized representatives of the Parties, reference this Agreement, describe the Product and/or Services to be supplied or otherwise provided by Supplier under this Agreement and contain the information described in Section 2.3 of this Agreement.
“Quality Agreement” means an agreement between the Parties that describes the quality and regulatory responsibilities relating to the Manufacture and release for sale of Product to Medicis or its designees, which agreement will be attached hereto and incorporated herein by reference as Exhibit B.
“Reimbursement Value” means the actual replacement cost of the Medicis-Supplied Material to Medicis at the time of replacement, as evidenced by supporting documentation to be provided by Medicis upon request.
“Representatives” mean with respect to a Party: (i) its Affiliates, contractors and subcontractors, and (ii) the agents, employees, consultants, lenders, investors, and advisors of such Party and its Affiliates, contractors and subcontractors.
“Services” mean all of the services provided or to be provided by Supplier under this Agreement including, without limitation, the Manufacture of Product and Other Services.
“Specifications” mean the specifications in effect at the time of execution for Manufacturing and testing such Product as referred to in the applicable Product Exhibit, copies of which are maintained by both parties’ Quality Departments and may be amended from time to time by Medicis in accordance with the terms of this Agreement.
“Sublicensee” means a Third Party who has licensed or sublicensed rights to the Product from Medicis.
“Supplier Technical Information” means all proprietary know-how, trade secrets, unpatented inventions, technical data or information, manufacturing systems, practices, processes and knowledge concerning the Manufacture of the Product, which are now owned, licensed, developed or controlled, in whole or in part, by or on behalf of Supplier or any of its Affiliates and which are necessary or useful for Manufacturing the Product. Supplier Technical Information does not include Medicis Confidential Information.
“Third Party” means a Person other than Medicis, Supplier or an Affiliate of Medicis or Supplier.
“United States” means the fifty (50) states and the District of Columbia constituting the United States of America and any territory owned or controlled by the United States of America including, without limitation, Puerto Rico.
“Yield” means the actual amount of such Product shipped to Medicis or to a location designated by Medicis, expressed as a percentage of the theoretical amount of such Product that could have been produced from the amount of Medicis-Supplied Material used to Manufacture such Product, calculated on a batch-by-batch basis.
Medicis / Wellspring — Master Manufacturing Agreement
Schedule 1.1

EXHIBIT A
PRODUCT EXHIBIT # [__]
     This PRODUCT EXHIBIT #[___] (the “Product Exhibit”) effective as of                      ___, 2008 (the “Effective Date”) is by and between Medicis Global Services Corporation, a Delaware corporation, having offices at 8125 North Hayden Road, Scottsdale, AZ, 85258 (hereinafter “Medicis”), and WellSpring Pharmaceutical Canada Corp., having offices at 400 Iroquois Shore Road, Oakville, ON L6H 1M5, Canada (hereinafter “Supplier”). Medicis and Supplier are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”
Medicis and Supplier agree that this Product Exhibit is entered into pursuant to the Master Manufacturing Agreement between Medicis and Supplier dated                      (the “Agreement”). The Product and Services described herein shall be governed by the terms, conditions and obligations set forth in the Agreement and this Product Exhibit, and the terms of the Agreement are hereby incorporated into this Product Exhibit by reference. Notwithstanding the incorporation by reference of the Agreement into this Product Exhibit, in the event of conflict between the terms, conditions and obligations of this Product Exhibit and the Agreement, the terms, conditions and obligations of this Agreement shall govern. Capitalized terms not otherwise defined herein shall have the meaning given them in the Agreement.
1.	Medicis-Supplied Material. The Medicis-Supplied Material is described on Attachment 1 to this Product Exhibit.

2.	Product Specifications. The Product Specifications are described on Attachment 2 to this Product Exhibit.

3.	Medicis Obligations. Medicis shall provide the following to Supplier in accordance with the following time periods:
i.	At least (___) weeks prior to the Commencement Date, any Labeling to be printed by Supplier on the Finished Product, all of which shall be in conformity with the regulations of the United States Food and Drug Administration and any other applicable federal, state or local Governmental Body

ii.	At least (___) weeks prior to the Commencement Date, any Medicis-Supplied Materials;

iii.	At least (___) weeks prior to the Commencement Date, the lot and expiry information of the Products;

iv.	At least (___) weeks prior the Commencement Date, the Medicis-Supplied Material Specifications;

v.	At least (___) weeks prior the Commencement Date, the Medicis Technical Information; and

vi.	At least (___) weeks prior the Commencement Date, the Specifications.
4.	Start-Up Activities. “Start-Up Activities” means those activities required by the Medicis or Supplier that are necessary to commence the Manufacture of Products as set forth on Attachment 3 to this Product Exhibit.

5.	Minimum Batch Size. The minimum batch size is ( ).

6.	Minimum Yield. “Minimum Yield” shall mean the yield set forth in writing by the Supplier Relationship
Exhibit A — Product Exhibit #[_]
Medicis/Wellspring Master manufacturing Agreement

Team prior to the Commencement Date. The Supplier Relationship Team may change the Minimum Yield from time to time. Any setting of the Minimum Yield must be signed by an authorized representative of each Party and are hereby incorporated into this Product Exhibit by reference.
7.	NDA. “NDA” shall mean the New Drug Application Number and any subsequent submissions, supplements or amendments thereto.

8.	Product. “Product” shall mean various presentations of the finished product containing Medicis-Supplied Material and as described in the Specifications.

9.	Product Specifications. The Specifications for Manufacturing and testing the Product are set forth on Attachment 2 to this Product Exhibit.

10.	Shelf Life and Storage Requirements. Product shipped to Medicis or other location of Medicis’s designation shall have a shelf life of at least ( ) months from the date of shipment. The storage requirements for the Product are set forth on Attachment 4 to this Product Exhibit.

11.	Price Schedule.

12.	Minimum Order Quantities.

MEDICIS GLOBAL SERVICES CORPORATION		WELLSPRING PHARMACEUTICAL CANADA CORP.

By:		By:

	Name:		Name:
	Title:		Title:
Exhibit A — Product Exhibit #[_]
Medicis/Wellspring Master manufacturing Agreement

ATTACHMENT 1
MEDICIS-SUPPLIED MATERIAL SPECIFICATIONS
[TO BE PROVIDED]
Attachment 1 to Product Exhibit #[_]
Medicis / Wellspring Master manufacturing Agreement

ATTACHMENT 2
PRODUCT SPECIFICATIONS
[TO BE PROVIDED]
Attachment 2 to Product Exhibit #[___]
Medicis / Wellspring Master Manufacturing Agreement

ATTACHMENT 3
START-UP ACTIVITIES
[TO BE PROVIDED]
Attachment 3 to Product Exhibit #[___]
Medicis / Wellspring Master Manufacturing Agreement

ATTACHMENT 4
SHELF LIFE AND STORAGE REQUIREMENTS
[TO BE PROVIDED]
Attachment 4 to Product Exhibit #[___]
Medicis / Wellspring Master Manufacturing Agreement

EXHIBIT B:
QUALITY AGREEMENT (QA)
[TO BE PROVIDED BY MEDICIS]
Exhibit B
Medicis / Wellspring Master Manufacturing Agreement

EXHIBIT B: QUALITY AGREEMENT (QA)
Overview
This Quality Assurance Agreement (“Quality Agreement”) is effective as of March 20, 2008 (“Effective Date”) between WellSpring Pharmaceutical Canada Corp (hereinafter referred to as “WPCC”) located at 400 Iroquois Shore Road, Oakville, Ontario, L6H 1M5 and Medicis Global Services Corporation (hereinafter referred to as “Medicis”), located at 8125 North Hayden Road, Scottsdale, Arizona, USA, 85258. Any capitalized terms not otherwise defined in this Quality Agreement shall have the meaning ascribed to it in the Master Manufacturing Agreement between Medicis and WPCC, dated March 11, 2008 (“MMA”). In the event of a conflict between the terms of the Quality Agreement and the MMA, the MMA shall control.
This Quality Assurance Agreement sets out certain responsibilities of the parties relating to the Manufacture of the Products listed in Appendix I to this Quality Agreement, which responsibilities are in addition to those set forth in the MMA. This Quality Agreement has been drawn up according to Title 21 of the US Code of Federal Regulations parts 210 & 211, Current Good Manufacturing Practices, as amended from time to time and will apply respectively to Product Manufactured for U.S. distribution.
Term of Quality Agreement
     The term of this Quality Agreement shall be coterminous with the term of the MMA; provided, however, in the event that the MMA is terminated for any reason, the Quality Agreement shall remain in effect and apply to those Products remaining in the field and stability commitments.
Revisions to Agreement
No amendment to the terms of this Quality Agreement shall be binding on the parties hereto unless made in writing and signed by an authorized representative of each of the parties.
Communication
     The parties have identified and listed in Appendix II a list of personnel responsible for the administration of this Quality Agreement. Personnel may be added or deleted to Appendix II upon written notice to the other party.
Responsibilities
     The parties agree that WPCC and Medicis will be responsible for all operations marked with an “X” in their respective column and will provide cooperation if marked with an “o”. An “X” in both columns indicates each party is responsible for complying with or performing the applicable activity.

AREA OF RESPONSIBILITY — GENERAL

		WPCC	MEDICIS
1.	Provide Specifications to Manufacture Product in compliance with regulations, FDA guidelines, industry standards and product processing documents.	***	***

2.	Manufacture Product in strict adherence to the approved Specifications, Applicable Laws, applicable site SOPs, cGMPs and NDA/ANDA submissions.	***	***

3.	As per the Generic Drug Enforcement Act of 1992, is not debarred nor shall employ or use the services of any individual who is debarred.	***	***

4.
Not to subcontract any work, including raw material, bulk and/or finished Product laboratory testing, to any Third Party, other than those listed in Appendix III, without prior written approval from *** in accordance with Section 13.7(a) of the MMA.
		***	***

5.	Provide tabulated information and a cGMP annual product review report in compliance with 21 CFR 211.180(e).	***	***

6.	Provide to *** required information for annual reports and other documents to support Medicis regulatory filings and commitments upon request including qualification documentation.	***	***

7.
Notify *** within one (1) Business Day of receipt of an governmental or regulatory inquiry, communication, audit or inspection of the Services, Facilities, or Manufacturing processes relating to a Product.
		***	***

8.	Responsible for the registration of the Drug Establishment and maintaining the site manufacturing license for the production of the Product.	***	***

9.
Review and approve responses to regulatory authorities directly related to the Product prior to submission to the regulatory authority and *** shall cooperate with *** in accordance with the MMA, including without limitation Section 4.12].
		***	***
AREA OF RESPONSIBILITY – QUALITY SYSTEMS

		WPCC	MEDICIS
10.
Notify *** as soon as possible and not longer than one (1) business day of areas of concern identified during the review of any Medicis product documents, requests for Medicis product samples or notice of inspections for a Medicis product.
		***	***

11.	Liaise with regulatory authorities for approval and ongoing maintenance of submissions as it pertains to the product .	***	***

12.	Perform services, quality assurance and quality control testing in accordance with applicable nda, regulatory approvals, the batch records, all applicable laws, specifications, and cgmps.	***	***
QUALITY SYSTEMS – CHANGE CONTROL

		WPCC	MEDICIS
13.
Notification of all changes to product including, process and controls (e.g. Changes in raw materials/packaging materials specifications, test methods, manufacturing processes, product specifications, master batch records etc.) In accordance to the provisions of the mma including without limitation section 4.3.1.
		***	***

14.	Approve any changes impacting regulatory submissions, specifications and/or impacting the identity, strength, quality, purity, potency, safety, efficacy and availability of the product.	***	***

15.	Provide regulatory input on timing of changes for appropriate products.	***	***

16.	Update relevant documents affected by changes described in section 12 of this quality agreement.	***	***

17.	Approve relevant documents provided under section 15 of this quality agreement.	***	***

18.	Provide copies of approved, implemented documents within 15 days of approval.	***	***

	QUALITY SYSTEMS – DOCUMENTATION	WPCC	MEDICIS
19.	Create master batch record (includes formulation, filling and packaging) based on Medicis technical information.	***	***

20.	Approve master batch record.	***	***

21.	Generate, issue and execute accurate copies of the master batch record.	***	***

22.	Create raw material, product, packaging and testing specifications based on Medicis technical information.	***	***

23.	Approve raw material, product, packaging and testing specifications.	***	***

24.	Maintain records and evidence of the testing of components for *** after the components are last used in the manufacture of the product	***	***

25.
Retain originals of non-validation and non-developmental batch documentation and representative samples from each product lot as required by the cfr or in any event for at least *** past the expiry of the product.
		***	***

26.	Maintain executed batch records for validation and developmental batches for the life of the product and product line. Provide copies to ***.	***	***

27.	Provide copies of entire batch records to *** for their files, submissions or for investigative purposes as requested.	***	***

28.	Submit field alert reports.	***	***

	QUALITY SYSTEMS – DEVIATIONS AND INVESTIGATIONS	WPCC	MEDICIS
29.	Notify *** of any major deviation impacting the quality, strength, purity, safety and compliance of a product lot or methods used for the manufacture, of a product within *** of its occurrence.	***	***

30.	Conduct investigation of major and minor deviations.	***	***

31.	Create deviation/investigation report for major and minor deviations.	***	***

32.	Review and approve the final deviation/investigation report for major deviations.	***	***

33.	Provide copies of final major and minor deviation/investigation report with batch documentation.	***	***

	QUALITY SYSTEMS - COMMERCIAL PRODUCT RELEASE & RECALL	WPCC	MEDICIS
34.
No less than *** prior to the requested shipment date, provide *** a certificate of conformance, certificate of analysis, copies of labeling, applicable sections of the batch records or upon *** request the complete batch record, copy of investigations and deviations for each bulk and finished product in accordance with the mma including without limitation section 3.3(b).
		***	***

35.
All deviations and oos investigations must be closed prior to batch release and a copy of the closed investigation included in the batch record. Long-term capa items may remain open with agreement from Medicis.
		***	***

36.	Release of bulk product for filling and packaging.	***	***

37.	Release of finished product for commercial distribution.	***	***

38.	Initiate product recall.	***	***

39.	Participate in product recall investigations at *** request.	***	***

	QUALITY SYSTEMS - LAB TESTING	WPCC	MEDICIS
40.	Supply/develop and validate analytical test methods for finished product and raw materials if non-compendial.	***	***

41.	Verify compendial methods as per internal sops.	***	***

42.	Coordinate all bulk and finished product testing activities, including stability.	***	***

43.	Develop test method transfer protocols.	***	***

44.	Test method transfer protocol execution – raw materials, bulk & finished product analytical methodology.	***	***

45.	Review & approve test method transfer protocols, data and final report for raw materials, bulk and finished product.	***	***

	QUALITY SYSTEMS – OUT OF SPECIFICATIONS (“OOS”) INVESTIGATIONS	WPCC	MEDICIS
46.	Out of specification investigation –provide report to ***.	***	***

47.
Notify *** in writing within *** of a batch failure, deviation, or within *** of a confirmed oos test result for commercial release testing. It is understood by both parties that *** may complete an internal laboratory investigation without requiring a *** quality signature, but shall place a copy of the completed report in the batch record as part of *** final batch record review and disposition prior to release.
		***	***

48.	Review and approve any confirmed oos or non-conformance reports (ncr).	***	***

	QUALITY SYSTEMS - STABILITY PROGRAM	WPCC	MEDICIS
49.	Responsibility for stability programs complying with applicable regulatory guidance & product filings, including the suitability of the expiry period to the formulation and packaging system.	***	***

50.	Assign expiration dating.	***	***

51.	Designate which lots are to be placed on stability.	***	***

52.	Provide validated stability indicating assay.	***	***

53.	Generate stability protocol.	***	***

54.	Approve stability protocol.	***	***

55.	Execute stability protocol testing.	***	***

56.	Notify *** of any stability failure for product within *** of discovery.	***	***

57.	Provide stability data reports within *** of completion of testing.	***	***

58.	All missed stability test stations will be properly investigated and documented. *** will be notified of missed test stations. (provide copy of deviation investigation)	***	***

	QUALITY SYSTEMS - RESERVE SAMPLES	WPCC	MEDICIS
59.	Retain reserve samples of finished product for *** beyond product expiry.	***	***

60.	Perform annual reserve sample inspection as per 21cfr 211.170. Provide reports at time of annual product review per product.	***	***

	QUALITY SYSTEM – CUSTOMER COMPLAINTS INVESTIGATION	WPCC	MEDICIS
61.	Complete an investigation of a complaint within *** of receipt of a request by ***.	***	***

62.	Investigate complaints related to the manufacture of the products.	***	***

63.	Investigate complaints related to the effectiveness of product.	***	***

64.	Investigate complaints related to the adverse effects of the product.	***	***

65.	Reply to complainant.	***	***

	QUALITY SYSTEMS – AUDITS	WPCC	MEDICIS
66.
Permit audits of all relevant premises, processes, procedures and documentation by *** or its representatives and notify *** of any inspection by regulatory authorities in accordance with the provisions in the mma.
		***	***

67.	Audit api manufacturer.	***	***

68.	Approval of component manufacturers.	***	***
AREA OF RESPONSIBILITY-MANUFACTURING

	MANUFACTURING – RAW MATERIALS	WPCC	MEDICIS
69.	Establish & approve specifications for the raw materials	***	***

70.	Prepare documents for change control for any matters related to the raw materials.	***	***

71.	Select vendor for components.	***	***

72.	Approve vendor for components.	***	***

73.	Procurement of components.	***	***

74.	Procurement of API.	***	***

75.	Inspection, testing documents, testing & release/rejection of components.	***	***

76.	Inspection, testing documents, testing & release/rejection of API.	***	***

77.	Retention of components raw material samples for one (1) year beyond product expiry.	***	***

78.	Retention of Api Raw material samples in accordance with 21 C.F.R. §211.170.	***	***

	MANUFACTURING - PACKAGING MATERIALS	WPCC	MEDICIS
79.	Artwork development, review and approval.	***	***

80.	Establish and approve packaging specifications.	***	***

81.	Prepare packaging specification documentation for review through change control.	***	***

82.	Vendor selection.	***	***

83.	Vendor approval.	***	***

84.	Packaging materials procurement.	***	***

85.	Inspection, inspection documents, testing & release/rejection of packaging materials.	***	***

86.	Notify *** of material rejections of packaging materials for *** products.	***	***

	MANUFACTURING- BULK FORMULATION	WPCC	MEDICIS
87.	Provide the specifications for product.	***	***

88.	Prepare master manufacturing batch record.	***	***

89.	Approve master manufacturing batch record.	***	***

90.	Manufacture bulk products per approved specifications.	***	***

91.	Control & review all process deviations.	***	***

92.	Review and approve major and minor process deviations.	***	***

93.	Establish & approve bulk product specifications.	***	***

94.	Prepare change control bulk product specifications documentation.	***	***

95.	Provide bulk product sampling plan.	***	***

96.	Bulk product sampling.	***	***

97.	Bulk product testing as per approved specification.	***	***

98.	Review of manufacturing batch documents.	***	***

99.	Release/rejection of bulk product for internal filling and packaging.	***	***

100.	Approval of bulk product rejections.	***	***

	MANUFACTURING – FILLING & PACKAGING	WPCC	MEDICIS
101.	Master packaging work order preparation.	***	***

102.	Master packaging work order approval.	***	***

103.	Expiry date determination.	***	***

104.	Application of lot number and expiry date to products.	***	***

105.	Filling and packaging of released bulk products per approved packaging work orders.	***	***

106.	Packaging in-process line inspection and sampling.	***	***

107.	Establish & approve finished product specifications.	***	***

108.	Prepare finished product specifications documents.	***	***

109.	Provide finished product sampling plan.	***	***

110.	Finished product sampling.	***	***

111.	Finished product testing as per approved specification.	***	***

112.	Review of packaging batch documents.	***	***

	MANUFACTURING – VALIDATION	WPCC	MEDICIS
113.	Facility validation.	***	***

114.	Consult with *** regarding selection of equipment used in the manufacture of medicis products.	***	***

115.	Approve of changes in equipment used in the manufacture of medicis products.	***	***

116.	Manufacturing equipment validation (iq, oq, pq).	***	***

117.	Preparation and approval of cleaning procedures.	***	***

118.	Cleaning validation.	***	***

119.	Review and approve validation protocols and summary reports of validation activities relating to the product.	***	***
120.	Confirm that validation protocol complies with product filings.	***	***

121.	Develop manufacturing protocol.	***	***

122.	Validation summary report development.	***	***

	MANUFACTURING – SHIPPING	WPCC	MEDICIS
123.	Notification of special storage conditions for intermediate materials and/or finished product.	***	***

124.	Release/rejection of finished goods for shipping to market	***	***

125.	Selection of carrier for shipping and shipping conditions.	***	***

126.	Preparation of shipping documents.	***	***

127.	Arrangement of shipping details including, but not limited to, pick up.	***	***

128.	Transmittal of production batch documents.	***	***

     Approval Signatures
     On behalf of WellSpring Pharmaceutical Canada Corp. and Medicis Manufacturing Corporation, we agree to the conditions and relative responsibilities as set out in the above document.

WellSpring Pharmaceutical Canada Corp.
Garnet Thompson
Associate Director, Quality Assurance and Compliance

WellSpring Pharmaceutical Canada Corp.	Date
James Booker
Director, Quality and Regulatory Affairs

Medicis Global Services Corporation
Tom Miller
Executive Director of Quality Operations

Medicis Global Services Corporation
Terri Magee
Director of Quality Control

Appendix I
PRODUCT LIST

Laboratory*
			Packaging	(or noted in
Product Code	Product Name	Dosage	Configuration	Appendix III)
***	***	***	***	***
***	***	***	***	***
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***	***	***	***	***
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***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
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***	***	***	***	***
Appendix I

1of 1

Appendix II
CONTACT LIST

WellSpring	Medicis
***	***

***	***
Appendix II

1 of 2

Appendix II
CONTACT LIST
WELLSPRING CANADA’S PRIMARY QUALITY CONTACTS

Contact Name	Title	Telephone Number	e-mail
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
MEDICIS’ PRIMARY QUALITY CONTACTS

Contact Name	Title	Telephone Number	e-mail
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
Appendix II

2 of 2

Appendix III
APPROVED OUTSIDE LABORATORIES

		Additional Lab	Tests by Nucro-	Tests by Bodycote-
Raw Material	Analytical Lab	Reqd?	Technics,	ORTECH Inc.
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

		Additional Lab	Tests by Nucro-	Tests by Bodycote-
Packaging Material	Analytical Lab	Reqd?	Technics	ORTECH, Inc.
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
* ***.
Appendix III

EXHIBIT C
FORM OF CERTIFICATION REQUIRED PURSUANT TO SECTION 3.5
Reference is made to that certain Master Manufacturing Agreement dated as of                                         , 20                      (the “Agreement”) by and between WellSpring Pharmaceutical Canada Corp. (“Supplier”) and Medicis Global Services Corporation (“Medicis”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.
I,                                                             , on behalf of and in my capacity as [title] of Supplier, do hereby certify pursuant to Section 3.5 of the Agreement, that Supplier has the manufacturing capacity to deliver the forecasted volumes set forth in the *** forecast delivered by Medicis pursuant to Section 3.1 of the Agreement and the monthly forecast delivered by Medicis to Supplier pursuant to Section 3.1 of the Agreement, each of which is attached hereto.
[DATE]

By:
Title:
Exhibit C
Medicis/Wellspring Master manufacturing Agreement